EXHIBIT NO. 10.3

                                                           EXECUTION VERSION









          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.





                                SUPPLY AGREEMENT



                                 BY AND BETWEEN



                        MILLENNIUM PHARMACEUTICALS, INC.

                                       AND

                              SCHERING CORPORATION





                                SEPTEMBER 1, 2005

                                SUPPLY AGREEMENT

     This SUPPLY AGREEMENT (the "Supply Agreement") is entered into as of September 1, 2005 (the "Execution Date") by and among Millennium Pharmaceuticals, Inc. (including its Affiliates, "Millennium"), a Delaware corporation with offices at 40 Landsdowne Street, Cambridge, Massachusetts 02139, and Schering Corporation, a New Jersey corporation having its principal place of business at 2000 Galloping Hill Road, Kenilworth, New Jersey 07033, U.S.A. ("Schering"). In this Agreement, Millennium and Schering are referred to individually as a "Party" and collectively as the "Parties", and references to Millennium and Schering include their respective Affiliates.

     WHEREAS, Millennium and Schering Corporation entered into a Collaboration Agreement dated April 10, 1995, as amended (the "Collaboration Agreement") pursuant to which Schering had the opportunity to participate in the development and commercialization of INTEGRILIN; and

     WHEREAS, Millennium and Schering Corporation have entered into an Amended and Restated INTEGRILIN Agreement as of July 22, 2005 (as amended from time to time, the "A-R Agreement") pursuant to which Schering shall have an exclusive license to commercialize and distribute INTEGRILIN Product(s) in the Schering Territory; and

     WHEREAS, pursuant to the A-R Agreement, Schering shall hold the Regulatory Authorization for the INTEGRILIN Product(s) in the Schering Territory; and

     WHEREAS, Millennium has entered into agreements with Third Party Contractors for the Manufacture of Compound and Product; and

     WHEREAS, Millennium and UCB S.A. have developed a new process for the manufacture of Compound ("New Compound Process"), different from the process approved for the Manufacture of Compound as of the date of Execution of the A-R Agreement; and

     WHEREAS, Millennium has agreed to sell to Schering Product and Compound manufactured for Millennium by Third Party Contractors, and Schering has agreed to purchase Product and Compound from Millennium.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.       DEFINITIONS

Capitalized terms used but not otherwise defined in this Supply Agreement shall have the meanings ascribed thereto in the A-R Agreement. Unless this Supply Agreement shall expressly provide to the contrary, the following terms herein, whether used in the singular or plural, shall have the respective meanings set forth below:

     1.1 "COMPOUND" Compound means the compound known as eptifibatide manufactured in bulk form for use as the active pharmaceutical ingredient in the Manufacture of the INTEGRILIN Product, as further described in SCHEDULE A-1.

     1.2 "COST OF GOODS SHIPPED" means the cost of Compound or Product Manufactured for Schering under this Supply Agreement. As used herein, the cost of the Compound or Product, as the case may be, means the unit costs of manufacture, including without limitation the acquisition costs for Product or Compound, as applicable, (i) from Third Party Contractors (including the royalties due to Solvay with respect to purchases from Diosynth B.V.), (ii) for services contracted by Millennium and (iii) for services provided by Millennium, each in connection with the Manufacture of such Product or Compound, plus the variances. Actual unit costs shall consist of direct material and direct labor costs plus manufacturing overhead directly attributable to the Compound or Products for Schering at standard cost plus variances, all calculated in accordance with reasonable cost accounting methods, consistently applied, of the Party performing the work.

     Direct material costs shall include the costs incurred in purchasing materials, including sales and excise taxes imposed thereon and customs duty and charges levied by government authorities, and all costs of filling, finishing and packaging, as applicable.

     Direct labor shall include the cost of employees engaged in the direct activities of procurement, planning, production, testing and releasing of Compound or Product, as applicable, for Schering.

     Overhead attributable to the Compound or Products for Schering shall include a reasonable allocation of indirect labor (not previously included in direct labor) and manufacturing department supplies and expenses, a reasonable allocation of administrative costs, and a reasonable allocation of facilities costs including electricity, water, sewer, waste disposal, property taxes, and depreciation over the expected life of buildings and machinery. Such allocations shall be in accordance with reasonable cost accounting methods, consistently applied, of the Party performing the work. Overhead shall not include corporate overhead. Overhead shall not include costs associated with capacity not incorporated into standard unit costs. Actual costs shall exclude costs associated with excess capacity not directly related to Compound or Product Manufactured for Schering.

     Cost of Goods Shipped shall also include manufacturing variances and other attributable costs not in standard (but excluding capacity not incorporated into standard manufacturing unit costs) such as, but not limited to, excess and obsolescence, and batches that do not conform to specification. Cost of Goods Shipped shall also include a recovery of process improvement costs and environmental compliance costs.

     Notwithstanding the foregoing of this Section 1.2, in no event will Cost of Goods Shipped include (i) costs or allocations that have not been customarily used by the Parties in the implementation of the Collaboration Agreement prior to the date of Execution of the A-R Agreement; (ii) except as required by Laws, additional reviews or analyses of Manufactured Compound or Product beyond the reviews and analyses conducted by Millennium as of the date of execution of the A-R Agreement for the release of Compound or Product, or (iii) any of the costs or allocations set forth in this Section 1.2 to the extent attributable to Compound or products manufactured for GSK. In addition, in circumstances where Millennium purchases from multiple Third Party Contractors and/or on behalf of GSK and Schering, the parties agree that standard cost represents a blended cost.

     1.3 "DIOSYNTH SUPPLY AGREEMENT" means the Supply Agreement between Diosynth B.V. and Millennium Pharmaceuticals, Inc. dated July 21, 1998, a true and correct copy of which has been provided to Schering by Millennium.

     1.4 "FDA" FDA means the United States Food and Drug Administration, including any successor agency thereto.

     1.5 "JOINT PRODUCTION COMMITTEE" Joint Production Committee means the committee which shall be formed as set forth in Section 2.2 of this Supply Agreement.

     1.6 "LAWS" Laws means any federal, state or local, foreign, national or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any government order, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

     1.7 "MANUFACTURE" and "MANUFACTURING" Manufacturing or Manufacture, means,

         1.7.1 in connection with Compound, any steps, process and activities necessary to produce Compound, including without limitation, the sourcing of raw materials, and the manufacturing, processing, quality control testing, release or storage of Compound in accordance with the terms and conditions set forth in the relevant Third Party Compound Manufacturing Agreement and shipping to storage and/or fill/finish manufacturing sites;

         1.7.2 in connection with Product for sale in the United States, all the activities relating to production of each INTEGRILIN Product, including without limitation, purchasing raw materials, production of the Product, quality control and quality assurance, filling, finishing, labeling, packaging, release, holding, shipping and the analytical quality control tests and analyses conducted in connection therewith in accordance with the terms and conditions set forth in the relevant
     Third Party Agreement; and

         1.7.3 in connection with Product for sale in the Schering Territory except for the United States, all the activities relating to production of each INTEGRILIN Product, including without limitation, purchasing raw materials, production of the Product, quality control and quality assurance, filling, finishing, release in unlabeled vials and the analytical quality control tests and analyses conducted in connection therewith and shipping of such unlabeled vials, as directed by Schering, all in accordance with the terms and conditions set forth in the relevant Third Party Agreement.

     1.8 "PATHEON SUPPLY AGREEMENT" means the Manufacturing Services Agreement between Patheon Italia S.p.A. and Millennium Pharmaceuticals, Inc. dated June 10, 2005, a true and correct copy of which has been provided to Schering by Millennium.

     1.9 "PRODUCT" Product means the pharmaceutical product containing the active ingredient eptifibatide Manufactured in accordance with this Agreement and the Third Party Agreements and conforming to the Specifications, to be marketed by Schering as INTEGRILIN(R) (eptifibatide) Injection. Product includes product that has undergone Manufacturing for the United States (including labeling and secondary packaging) as well as product that has undergone Manufacturing for the Schering Territory except for the United States.

     1.10 "SOLVAY SUPPLY AGREEMENT" means the New Long Term Supply Agreement between Solvay, Societe Anonyme (Peptisyntha) and Millennium Pharmaceuticals, Inc. dated January 1, 2003, and the License and Supply Agreement between Solvay, Societe Anonyme dated July 24, 1994, as amended from time to time, a true and correct copy of which has been provided to Schering by Millennium.

     1.11 "SPECIFICATIONS" Specifications means the written specifications established for the characteristics, quality and quality control testing procedures for Compound or Product, as applicable, as defined in the Regulatory Approval for the INTEGRILIN Product(s) in the countries for which the INTEGRILIN Product(s) is approved in the Schering Territory, and as amended from time to time. The Specifications for the United States and Canada as of the Execution Date are attached hereto as SCHEDULE A-1 (COMPOUND) AND SCHEDULE A-2 (PRODUCT).

     1.12 "TECHNICAL AGREEMENT" Technical Agreement means the Technical Agreement of even date entered into by the Parties, a copy of which is attached hereto as EXHIBIT A.

     1.13 "TEVA SUPPLY AGREEMENT" means the Manufacturing Agreement between Gensia Sicor Pharmaceuticals, Inc. and Millennium Pharmaceuticals, Inc. dated February 1, 2001, as amended from time to time, and the Interim Manufacture Agreement between Sicor Pharmaceutical Sales, Inc. and Millennium Pharmaceuticals, Inc. dated February 18, 2004, a true and correct copy of which has been provided to Schering by Millennium.

     1.14 "THIRD PARTY AGREEMENTS" Third Party Agreement means, collectively, the Third Party Product Manufacturing Agreements, Third Party Compound Manufacturing Agreements, Third Party Packaging Agreements, and agreements between Millennium and vendors for testing of Compound or Product or for storage of Compound or Product.

     1.15 "THIRD PARTY COMPOUND MANUFACTURER" Third Party Compound Manufacturer means, currently, each of Peptisyntha (Solvay) and Diosynth B.V., and following receipt of approval from the FDA, UCB-Bioproducts, and any other manufacturer of Compound selected by JPC and approved by the FDA for the Manufacture of Compound.

     1.16 "THIRD PARTY COMPOUND MANUFACTURING AGREEMENT" Third Party Compound Manufacturing Agreement means an agreement executed by a Third Party Compound Manufacturer and Millennium, existing as of the Execution Date or in the future, pursuant to which the Third Party Compound Manufacturer agrees to Manufacture, and Millennium agrees to purchase, Compound.

     1.17 "THIRD PARTY CONTRACTOR" Third Party Contractor means a Third Party Compound Manufacturer, Third Party Product Manufacturer, packager of Product, testing laboratory or storage vendor.

     1.18 "THIRD PARTY PRODUCT MANUFACTURER" Third Party Product Manufacturer means Teva Pharmaceuticals, Inc. (successor to Sicor Pharmaceuticals, Inc.), and, following receipt of FDA approval, Patheon Italia S.p.A. or any other manufacturer of Product selected by JPC and approved by FDA for the Manufacture of Product.

     1.19 "THIRD PARTY PRODUCT MANUFACTURING AGREEMENT" Third Party Product Manufacturing Agreement means an agreement executed by a Third Party Product Manufacturer and Millennium, existing as of the Execution Date or in the future, pursuant to which the Third Party Product Manufacturer agrees to Manufacture, and Millennium agrees to purchase, Product.

     1.20 "THIRD PARTY PACKAGING AGREEMENT" Third Party Packaging Agreement means an agreement with a vendor, existing as of the Execution Date or in the future, for the labeling of vials and packaging into secondary packaging for distribution for sale.

     1.21 "UCB SUPPLY AGREEMENT" means the Supply Agreement between UCB S.A. and Millennium Pharmaceuticals, Inc. dated January 14, 2005, a true and correct copy of which has been provided to Schering by Millennium.

     1.22 ADDITIONAL DEFINITIONS Each of the following definitions is set forth in the Section of the Supply Agreement indicated below.


      DEFINITION                                        SECTION
      Early Manufacturing Plan Transfer to Schering     3.1.1
      Execution Date                                    First Paragraph
      Force Majeure Event                               11.3
      Schering Indemnified Parties                      10.1
      Losses                                            10.1
      Millennium Indemnified Parties                    10.2
      New Compound Process                              Preamble
      Records                                           3.5
      Representative                                    2.4
      Retention Period                                  3.5
      Secondary Compound Supplier                       3.2
      Severed Clause                                    11.6

2.       PERFORMANCE

     2.1 SUPPLY AND PURCHASE

         2.1.1 SUPPLY OF COMPOUND AND PRODUCT. Subject to the terms and conditions of this Agreement, Millennium shall exercise its rights under the Third Party Agreements to arrange for the Manufacture of Compound and Product under the terms of the applicable Third Party Agreements and shall perform the services described in the Technical Agreement. Schering shall pay to Millennium the Costs of Goods Shipped for the Manufacture of such Compound and Product.

         2.1.2 MANUFACTURING PLAN. Subject to the terms and conditions of this Agreement, Millennium shall use Diligent Efforts to perform its obligations under the Manufacturing Plan (an outline of which is attached hereto as Schedule B (subject to finalization and agreement by the JPC at Closing)) as described in Section 3 of this Agreement.

     2.2 JOINT PRODUCTION COMMITTEE. The Parties shall establish a Joint Production Committee (the "JPC") which shall include representatives from Schering and Millennium responsible for production planning, manufacturing, product quality, and regulatory affairs. The JPC shall be responsible to do the following:

         2.2.1 monitor the implementation of, and make decisions on modifications or revisions to, the Manufacturing Plan, including but not limited to:

      (a) selecting additional Third Party Contractors;

      (b) deciding whether to extend or renew existing contracts for Manufacturing, packaging, testing or storage services;

      (c) for either Compound or Product that is Manufactured by a third party that is not approved by FDA for the Manufacture of Compound or Product as of the date of execution of the A-R Agreement, assigning responsibilities between Millennium and any manufacturer or testing vendor for testing and quality review of such Compound or Product;

         2.2.2 exchange information on quality matters related to the quality of the Product or the Compound, including but not limited to:

      (a) any trends in quality metrics such as customer complaints, release data and stability data;

      (b) any corrective and preventive actions being taken by any Third Party Contractor with respect to the quality of Compound or Product or the services performed pursuant to the Third Party Agreement;

         2.2.3 advise the Parties on the status of regulatory submissions related to the Manufacture of Compound and Product;

         2.2.4 decide upon the quantities and the delivery dates of Schering's portions of the forecasts and the purchase orders that Millennium will forward to the Third Party Contractors, subject to and in accordance with the relevant terms of each of the Third Party Agreements, for the Manufacture of Compound and Product, based upon the following:

      (a) sales forecasts provided by Schering;

      (b) the goal of the Parties to maintain a minimum inventory in the supply chain prior to delivery to wholesalers of Product released by Millennium to Schering equal to approximately twelve (12) weeks of Schering's forecasted requirements;

      (c) the goal of the Parties to maintain a minimum inventory of Compound released by Millennium equal to approximately [**] months of the forecasted requirements, or as otherwise is agreed is necessary to transition successfully to Compound Manufactured under the new process;

         2.2.5 discuss the terms of, and potential courses of action with respect to, any material proposed amendment or modification to, or notice of or threatened termination of, any Third Party Agreements or of any developments known to Millennium materially and adversely affecting such arrangements.

         2.2.6 manage the transition of the supply responsibility from Millennium to Schering following the exercise of rights under the call options or put options under Article 7.

     2.3 JOINT PRODUCTION COMMITTEE PROCESSES. The procedures for, and frequency of, the JPC meetings shall be agreed upon between the Parties as soon as reasonably possible following the Execution Date. Each meeting of the JPC will be documented in minutes that the Parties agree upon jointly. The Parties agree to resolve any issues or disputes in good faith. In the event that the Parties cannot agree upon a specific action to be taken, the matter shall be resolved by escalating the dispute to senior management of the respective parties in accordance with Article 14.1 of the A-R Agreement; provided, however, that if senior management cannot resolve the dispute, neither Party may invoke the provisions of Section 14.2 of the A-R Agreement but, instead, Schering shall make the final decision in its sole discretion, subject to the following:

         2.3.1 If such a final decision by Schering delays or extends the time for performance of an activity under the Manufacturing Plan, and if the extension of such date causes a delay in (a) FDA's approval of UCB as a Third Party Compound Manufacturer beyond [**], or (b) FDA's approval of the second supplier or a second site using the New Compound Process by [**], then the royalty deduction with respect to a delayed Regulatory Approval provided for under in Section 6.4(a)(iv) and (v), respectively, under the A-R Agreement shall be extended by the same number of days beyond [**], in the case of a delay regarding clause (a), above, and beyond [**], in case of a delay regarding clause (b), above. For clarity, if Schering makes such a final decision to select a second compound supplier or a second site, whose implementation schedule states that FDA approval will occur after [**] (in lieu of another qualified potential second compound supplier or a second site whose implementation schedule states that FDA approval will occur before [**]), and if the implementation by such supplier or site actually does cause a delay beyond such date, then the effective date of a royalty deduction (as described in the preceding sentence), if any, will be extended for a time period equivalent to the length of time in such implementation schedule for expected FDA approval beyond [**].

         2.3.2 Schering may not require Millennium to incur costs for which Millennium is not reimbursed other than as agreed to under Section 5.4 of this Agreement.

         2.3.3 Schering may not require Millennium to reduce or eliminate the level of review or analysis of the quality of Manufactured Compound or Product that is conducted by Millennium as of the date of execution of the A-R Agreement for the release of Compound or Product.

         2.3.4 In the event that Schering exercises its tie-breaking authority and makes a final decision to reduce Millennium's responsibilities for testing and quality review of a new Manufacturer of Product of Compound
     (as compared to its responsibilities with respect to Manufacturers approved by FDA as of the Execution Date) pursuant to Section 2.2.1 (c) above, the relevant provisions in Sections 10.1 and 10.2 (Indemnification) with respect to product liability claims arising from manufacturing defects with respect to Product or Compound Manufactured by the relevant Third Party Contractor will become effective.

         2.3.5 Schering may not cause Millennium to violate any applicable law or to violate Millennium's corporate integrity policies.

     2.4 PARTY REPRESENTATIVES. Each Party shall appoint a representative having primary responsibility for day-to-day interactions with the other Party for the performance of obligations hereunder (each, a "Representative"). Except for notices or communications required or permitted under this Supply Agreement, or unless otherwise mutually agreed by the Parties in writing, all communications between Schering and Millennium regarding the performance of obligations hereunder shall be addressed to or routed directly through the respective Representatives of each Party, as appropriate, and the Parties shall hold JPC meetings via teleconference or in person, on a periodic basis as agreed upon by the Representatives. Notwithstanding the foregoing of this Section 2.4, the Parties agree that the notice provisions of the Technical Agreement shall identify the representative from each Party responsible for quality related issues, and communications with respect to such issues shall be performed by the parties in accordance with the Technical Agreement.

     2.5 MANAGEMENT OF VENDORS. The Parties agree that Millennium will be the single point of contact with Third Party Contractors, packaging vendors and testing laboratories with whom Millennium has a contract (for purposes of this Section 2.5 only, collectively "Vendors") for the purpose of communicating forecasts, instructions, decisions and other directions to the Vendors regarding the Compound and Product. Schering may not control or direct the performance of any Vendor with respect to Compound or Product. Schering may not engage in independent discussions and other communications with the Vendors with respect to Compound or Product unless all of the following conditions have been met:

         2.5.1 the purpose of the communication relates to a specific for cause quality, manufacturing, packaging or testing issue;

         2.5.2 the number and scope of such communications do not unreasonably interfere with the management of the Vendors by Millennium or with Millennium's performance of its obligations under the terms of this Agreement;

         2.5.3 Schering participates in the communication jointly with Millennium; provided, however, if (i) the specific issue is a time sensitive matter such as, by way of example only, a field alert report or recall, (ii) Schering promptly contacts Millennium, and (iii) Millennium does not respond to Schering's contact within four (4) business hours, then Schering may in such circumstances communicate directly with the Vendor until Millennium is available to participate;

         2.5.4 Schering pays (i) the cost, if any, of any excessive time, material and travel required of Millennium in order to participate in the communication and (ii) any incremental charges by the Vendor.

     2.6 FORECASTS. Except as expressly provided otherwise in this Section, forecasts and orders, including binding forecasts and orders, must be placed in accordance with the requirements of the applicable Third Party Agreements. To facilitate such compliance, Schering shall provide good faith [**] year forecasts for Product, with updates every twelve (12) months. In the case of Product to be purchased from Patheon, Schering will commit to [**] and [**] with binding commitments as defined in the Patheon Supply Agreement. Annually the JPC will have the ability to make revisions to the [**] twelve (12) month period subject to the limits and penalties described in the Patheon Supply Agreement and shall also establish a new [**] binding commitment. In connection with orders placed at Teva, the JPC will provide each month a rolling [**] month forecast the first [**] months of which will be binding upon Schering. For such [**] month binding forecast, Millennium will be authorized to commit purchase orders to Teva to meet the stocking policies as agreed to by the JPC with the understanding that purchase orders within the current [**] month period are locked and are binding with regard to Teva's production schedule. To the extent allowed by the contract with Teva, purchase orders within the trailing [**] month period may be rescheduled within the current fiscal year. Millennium agrees that it will use commercially reasonable efforts to notify Schering and to assist Schering in avoiding placing orders that, when combined with orders placed with GSK quantities, will result in a take-or-pay obligation or other minimum payment obligation or penalty to any Third Party Contractor by Schering. Millennium shall notify Schering promptly in the event of a potential failure to meet minimum purchase quantities in any Third Party Agreement.

     2.7 PRODUCT SUPPLY. Millennium will order, pursuant to the forecasts agreed upon by the JPC, Product from the Third Party Product Contractor(s). The Product will be supplied to Schering in accordance with the terms of the Teva Supply Agreement and/or the Patheon Supply Agreement, each as may be amended or replaced from time to time or the relevant provisions of any other Third Party Product Manufacturing Agreement approved by Schering and the relevant Third Party Packaging Agreement, as applicable, except that payment terms shall be as described in Section 5.2 of this Agreement.

     2.8 COMPOUND SUPPLY. Millennium will order, pursuant to the forecasts agreed upon by the JPC and subject to Section 4.2, Compound from Third Party Compound Manufacturers, in accordance with the terms of the relevant Third Party Compound Manufacturing Agreements.

     2.9 SHORTAGE OF SUPPLY. In the event of a shortage of supply, Millennium shall allocate any shortage of Compound or Product between Schering for the Schering Territory and Millennium for the European Territory in proportion to the respective binding forecasts and orders of Schering and GSK made for the quarter in which the shortfall occurs.

     2.10 NON-CONFORMING PRODUCT

         2.10.1 NON-CONFORMING PRODUCT NOTICE. In the event that Product shipped to Schering does not conform to the Specifications or otherwise comply with the terms of the relevant Third Party Agreement, Schering shall notify Millennium within the shorter of thirty (30) days from the date of physical receipt of the shipment at Schering's premises or the number of days that is set forth in the relevant Third Party Agreement less three (3) Business Days to accommodate lead time required for Millennium to transmit the notice of non-conformance to the Third Party Manufacturer. Schering understands that Millennium, under Millennium's existing agreement with Teva, has thirty (30) days from the date of receipt of samples and completed batch records to provide Teva notice of non-conforming Product. In order to provide Schering with the benefit of the rights and remedies available to Millennium under the relevant Third Party Product Manufacturing Agreement, Millennium shall use Diligent Efforts to test samples and review documents from a Third Party Product Manufacturer in sufficient time to notify such manufacturer of any non-conforming Product (other than a latent defect) within the time periods set forth in the relevant Third Party Product Manufacturing Agreement. In the event that Schering discovers any other failure of the Product shipment to conform with the Specifications or the terms of the relevant Third Party Agreement (other than as described above in this paragraph 2.10.1 in that such failure is latent and not obvious) Schering shall notify Millennium within twenty (20) days from the date of Schering's discovery.

         2.10.2 REMEDY. In order to provide Schering with the benefit of the rights and remedies available to Millennium under the relevant Third Party Agreements, Millennium shall, upon request from Schering, enforce all of its rights under the applicable Third Party Agreement with respect to non-conforming Product delivered pursuant to this Agreement. Millennium's obligations under this Section 2.10.1 shall survive the termination of this Supply Agreement with respect to any Product Manufactured during the term hereof. Except to the extent that Millennium agrees to indemnify Schering pursuant to Section 10.1 of this Agreement, Schering's sole contractual rights and remedies in connection with the Manufacture of Product shall be the obligation of Millennium to exercise the contractual rights and remedies that Millennium has against the relevant Third Party Product Manufacturer with respect to non-conforming Product, except that the timeframes for notification are reduced as described in subsection 2.10.1 above.

     2.11 NON-CONFORMING COMPOUND. In order to provide Schering with the benefit of the rights and remedies available to Millennium under the relevant Third Party Agreements, Millennium shall use Diligent Efforts to test samples and review documents from a Third Party Compound Manufacturer in sufficient time to notify such manufacturer of any non-conforming Compound (other than a latent defect) within the time periods set forth in the relevant Third Party Compound Manufacturing Agreement. In addition, Millennium shall, upon request from Schering, enforce all of its rights under the applicable Third Party Agreement with respect to incomplete or damaged orders or non-conforming Compound delivered pursuant to this Agreement. Millennium's obligation under this Section
2.11 shall survive the termination of this Supply Agreement with respect to any Compound Manufactured during the term hereof. Except to the extent that Millennium agrees to indemnify Schering pursuant to Section 10 of this Agreement, Schering's sole contractual rights and remedies in connection with the Manufacture of Compound shall be the obligation of Millennium to exercise the contractual rights and remedies that Millennium has against the relevant Third Party Compound Manufacturer with respect to non-conforming Compound, except that the timeframe for notification of non-conforming Compound is reduced to the number of days that is set forth in the relevant Third Party Agreement less three (3) Business Days to accommodate lead time required for Millennium to transmit the notice of non-conformance to such Third Party. Schering understands that the existing Solvay Supply Agreement and the existing UCB Supply Agreement require notification of non-conformance within sixty (60) days of delivery of the relevant batch documentation, as described in each such agreement.

     2.12 SHIPMENT. Millennium shall, in accordance with Schering's instructions, provide to the relevant Third Party Contractor validated shipping configurations and routes for both air and ocean freight and listing of all required documentation.

     2.13 DELIVERY. Delivery of Product and Compound by a Third Party Contractor shall occur in accordance with the terms of the relevant Third Party Agreement. Notwithstanding the foregoing, title and risk of loss transfer from Millennium to Schering upon transfer of title and risk of loss from the Third Party Contractor to Millennium; provided, however, that in order to provide Schering with the benefit of the rights and remedies available to Millennium under the relevant Third Party Agreements, Millennium shall, upon request from Schering, enforce any and all rights it may have under the applicable Third Party Agreement with respect to a shipment of Compound or Product that is damaged or incomplete.

     2.14 CHANGE PROCEDURES. Change procedures are as detailed in the Technical Agreement (attached hereto as Exhibit A). Millennium shall not authorize a Third Party Contractor to make any change in the materials or processes used in the Manufacture of Compound or Product, except to the extent authorized in accordance with the Technical Agreement. Schering shall pay for incremental costs associated with changes to the process or amendments to the Specifications that may be initiated by Schering hereunder and agreed to and implemented by Millennium.

3.       MANUFACTURING PLAN

     3.1 MANUFACTURING PLAN IMPLEMENTATION

         3.1.1 The Parties have agreed upon the Manufacturing Plan, an outline of which is attached hereto as SCHEDULE B (to be agreed upon and finalized by the JPC at Closing). Millennium shall use Diligent Efforts to perform services agreed to in the Manufacturing Plan; provided that Millennium's obligations to use Diligent Efforts to perform the Manufacturing Plan under this Supply Agreement shall terminate and become obligations of Schering upon the effective date of the exercise of the Put option in Section 7.2 by Millennium if such Put option is exercised prior to the completion of the Manufacturing Plan (an "Early Manufacturing Plan Transfer to Schering").
     In the event that Schering becomes obligated to perform the Manufacturing Plan, as set forth above, Schering shall solely be responsible to perform the obligations of the JPC set forth in Section 2.2.1, above.

         3.1.2 Subject to the extension allowed under Section 2.3.1, in the event UCB is not approved by FDA on or before [**], the royalty rate payable to Millennium is reduced in accordance with the terms set forth in
     Section 6.4(iv) of the A-R Agreement. Subject to the extension allowed in
     Section 2.3.1, in the event a second supplier or second supply site for manufacture of Compound utilizing the New Compound Process is not approved by FDA by [**], the royalty rate payable to Millennium is reduced in accordance with the terms set forth in Section 6.4(v) of the A-R Agreement. For clarity, if Schering makes a final decision, as described in
     Section 2.3.1, above, to select a second compound supplier or a second site, whose implementation schedule states that FDA approval will occur after [**] (in lieu of another qualified potential second compound supplier or a second site whose implementation schedule states that FDA approval will occur before [**]), and if the implementation by such supplier or site actually does cause a delay beyond such date, then the effective date of a royalty deduction (as described in the preceding sentence), if any, will be extended for a time period equivalent to the length of time in such implementation schedule for expected FDA approval beyond [**].

         3.1.3 Artwork for Product packaging will be transferred to Schering promptly after Closing, and Schering will then be responsible for maintaining artwork revision levels and delivering to Millennium completed artwork changes for implementation at the relevant Third Party Contractors. Millennium will work with Schering and the relevant Third Party Contractors to develop an implementation timeline for any new revision of packaging.

     3.2 SECONDARY COMPOUND SUPPLIER

         3.2.1 The JPC will select an additional Third Party Compound Manufacturer that will utilize the New Compound Process ("Secondary Compound Supplier") no later than September 1, 2005.

         3.2.2 Millennium will negotiate and contract with the Secondary Compound Supplier, subject to Millennium using Diligent Efforts to obtain agreement with the Secondary Compound Supplier on inclusion in the contract of covenant and liability provisions substantially similar to the comparable provisions set forth in SCHEDULE C. The failure of Millennium to obtain such terms and conditions, after exercising Diligent Efforts, shall not be a breach of this Supply Agreement.

         3.2.3 Millennium will use Diligent Efforts to complete any technical or methods transfers to, and to otherwise qualify, the Secondary Compound Supplier unless and until an Early Manufacturing Plan Transfer to Schering.

         3.2.4 Schering shall use Diligent Efforts to prepare and file the regulatory submissions designating the Secondary Compound Supplier as a manufacturer of Compound. Schering shall provide Millennium with information from such submission applicable to the Secondary Compound Supplier to facilitate the Manufacture of Compound in accordance with the relevant Third Party Agreement and the Regulatory Approvals unless and until an Early Manufacturing Plan Transfer to Schering.

         3.2.5 Millennium shall require the Secondary Compound Supplier to provide Schering with such information and assistance as Schering may require for purposes of applying for and maintaining all relevant Regulatory Approvals for the Product including without limitation, providing Schering with all reports, authorizations, certificates, methodologies, specifications and other documentation in the possession or under the control of Secondary Compound Supplier relating to the pharmaceutical/technical development and Manufacture of Compound or any component thereof needed for Schering's filings. Millennium shall require the Secondary Compound supplier to grant Schering an irrevocable, worldwide, paid-up license to use such information, data or other intellectual property rights reflected in such documentation for the purpose of obtaining and maintaining the Regulatory Approvals in the Schering Territory for the Product.

     3.3 REGULATORY APPROVALS. Millennium shall be responsible for providing Schering with all supporting data and information relating to the Manufacture of Compound and Product(s) necessary for obtaining and maintaining Regulatory Approvals, including, without limitation, all Records, raw data, reports (including annual product review and annual reports), authorizations, certificates, methodologies, batch records, raw material specifications, SOPs, standard test methods, Certificates of Analysis and other batch documentation in the possession or under the control of Millennium relating to the Manufacture of Product. The format and content of information to be provided by Millennium to Schering for Schering submission to a Regulatory Agency shall be agreed in advance by the Representatives or the JPC.

     3.4 NOTIFICATION OF REGULATORY INSPECTIONS. Millennium agrees to notify Schering immediately, but in no event more than twenty-four (24) hours, after it obtains notice of any inquiries, notifications, or inspection activity by any Governmental Authority in regard to the Product or Compound. In furtherance and not in limitation of the foregoing, Millennium shall notify Schering prior to the commencement of any inspection activity by any Governmental Authority, unless such inspection activity is an unannounced inspection. Subject to Section
2.5 of this Supply Agreement and to Millennium's rights under the Third Party Agreements, Schering shall have the right to be present at any such inspection. Further, subject to Millennium's authority to obtain the following information under the Third Party Agreements, Millennium shall provide a reasonable description to Schering of any such governmental inquiries, notifications or inspections promptly (but in no event later than two (2) calendar days) after such visit or inquiry. Millennium shall furnish to Schering, (a) within two (2) days after Millennium's receipt, any report or correspondence issued by the Governmental Authority in connection with such visit or inquiry, including but not limited to, any FDA Form 483, Establishment Inspection Report, or warning letter, and (b) copies of any and all responses or explanations to any Governmental Authority relating to items set forth above, in each case purged only of trade secrets of Millennium or the applicable Third Party Contractor that are unrelated to its/their obligations under this Supply Agreement or the Third Party Agreement, as the case may be, and are unrelated to the Product or Compound, prior to the submission of such responses or explanations to any Governmental Authority by Millennium or the Third Party Contractor.

     3.5 RECORDS

         3.5.1 GENERALLY. Millennium shall, and shall require its Third Party Contractors to, complete and retain records related to the Manufacture of Compound and Product for the Schering Territory in accordance with applicable Laws and the requirements specified in the Technical Agreement ("Records"). Millennium shall not transfer, deliver or otherwise provide any such Records to any party other than Schering, without the prior written approval of Schering unless required by applicable Law. For routine Manufacture, Millennium shall make summary batch records available at reasonable times and with reasonable notice for inspection, examination and copying by or on behalf of Schering. For cause, Millennium shall provide all Records related to the Product as required to resolve for cause investigations. All original Records of the Manufacture and supply of Compound and Product hereunder shall be retained and archived by Millennium or its contractors in accordance with cGMP and applicable Law, but in no case for less than a period of five (5) years following delivery of such Product or, in the case of Compound, five (5) years following delivery of the Product into which the Compound has been incorporated (the "Retention Period"). Millennium shall provide written notice to Schering no less than sixty (60) days prior to the end of the Retention Period. If requested by Schering, Millennium shall ship such documents to Schering. Upon Schering's request, Millennium shall promptly provide Schering with copies of such records. If Schering does not make such a request, then, after the Retention Period, copies of all of the aforementioned records shall no longer be available to Schering through Millennium.

         3.5.2 CERTIFICATES AND BATCH RECORDS. Millennium shall supply to Schering one (1) completed a certificate of analysis and any other certifications that may be required relating to the Product that is the subject of any batch record at the time the Product is delivered. Millennium shall provide Schering a report for the validation batches required for any significant changes to the Manufacturing process or the Product Facility for each batch of Product Manufactured summarizing, but not limited to, the analytical results for each batch Manufactured, the stability results, details of any batch failures, process deviations and any out of Specification results as provided for in this Supply Agreement. Upon receipt of instruction from Schering, Millennium shall complete and lodge with the appropriate authorities where required all documentation relating to Product where delivery involves export from the country of Manufacture.

4.       TRANSACTIONS UPON CLOSING

     4.1 COMPOUND IN INVENTORY. Schering agrees to purchase from Millennium all Compound in inventory existing at the time of Closing at a price equal to the standard cost plus manufacturing variances. In the event that any quantity of such Compound purchased by Schering pursuant to this Section 4.1 is damaged or nonconforming and cannot be utilized in the Manufacture of Product, Millennium shall reimburse Schering [**] percent ([**]%) of the amount paid for the quantity of such Compound. At Closing, Millennium will prepay to Schering for product to be supplied by Millennium to GSK. By making such prepayment, Millennium shall have, and is hereby granted, a purchase money security interest in the quantities of Compound for which it has made such prepayment. Millennium shall assume, solely, the risk of loss for the quantities of Compound for which it has made such prepayment. The Compound inventory amount, its price and the quantities for which Millennium will prepay are listed on SCHEDULE D hereto.

     4.2 COMPOUND ON ORDER. Schering agrees to reimburse Millennium for all prepayments made by Millennium to Third Party Contractors as set forth on SCHEDULE D hereto in connection with current purchase orders issued for Compound.

5.       PRICE AND PAYMENT

     5.1 PAYMENT FOR INVENTORY AND PREPAYMENTS EXISTING AS OF CLOSING. Schering shall pay Millennium for any amounts due under Sections 4.1 and 4.2 by wire transfer at Closing. Millennium shall pay Schering for any amounts due under
Section 4.1 at the same time that Schering shall pay Millennium.

     5.2 PAYMENT FOR MANUFACTURING OF COMPOUND AND PRODUCT. For Compound and Product delivered and invoiced to Millennium pursuant to the terms of a Third Party Agreement, Millennium shall invoice Schering for the quantity shipped by the Third Party Contractor at an amount equal to the Cost of Goods Shipped per unit of Compound or Product, as applicable. Schering shall pay to Millennium the amounts due under such Millennium invoice by the date that is five (5) calendar days prior to the date by which payment is due to be paid by Millennium under the Third Party Agreement, but in no event will Schering be required to make such payment to Millennium prior to [**] calendar days from Schering's receipt of Millennium's invoice. For purchases of Compound, Schering will make payments to Millennium by wire transfer. Payments by Schering to Millennium for Product may be made by check or wire.

     5.3 PAYMENT FOR PREPAYMENT OBLIGATIONS. Schering shall pay Millennium for any amounts due in connection with prepayments required for Compound or Product under any relevant Third Party Agreements. By way of example, as of the Execution Date, under the existing Solvay (Peptisyntha) agreement, [**] percent ([**]%) of the value of the orders placed during that year are due before the end of that September. In addition, under the existing (as of the Execution
Date) UCB Supply Agreement, a prepayment is due for key raw materials annually, with the exact date and amount to be determined as set forth in Section 5.1 of the UCB Supply Agreement.

     5.4 CAPITAL EQUIPMENT COSTS IN CONNECTION WITH THE SECONDARY COMPOUND SUPPLIER. Regardless of whether Millennium or Schering exercise their respective rights to either a Put or a Call pursuant to Section 7.2 or 7.3, respectively, Schering and Millennium will share equally the cost of capital equipment, including any related software and cost of installation and start-up for such equipment, charged by the Third Party Contractor, necessary to qualify the Secondary Compound Supplier.

     5.5 PAYMENT FOR MILLENNIUM'S SERVICES IN CONNECTION WITH IMPLEMENTING THE MANUFACTURING PLAN. For its services required to implement the Manufacturing Plan, Millennium shall invoice Schering quarterly for [**] percent ([**]%) of its labor costs at the hourly rates based upon FTE Rates for the categories of personnel plus direct, out of pocket expenses. Attached as SCHEDULE E are the hourly rates for each category of personnel as of the Execution Date, which rates have been calculated consistent with the practices of the Parties in the implementation of the Collaboration Agreement prior to the Execution Date and are equal to the following: the amount of the salary and other monetary compensation that Millennium has incurred for the specified category of personnel plus benefits, actual departmental expenses incurred, including but not limited to depreciation, supplies and expenses and allocated utilities, the sum of which is divided by 2080. Payment of each Millennium invoice shall be made by Schering within [**] calendar days from the date of Schering's receipt of such invoice. Schering shall make all payments pursuant to this Supply Agreement by check or wire transfer to a bank account designated in writing by Millennium. All payments hereunder shall be made in United States Dollars.

     5.6 LATE PAYMENTS. In the event that Schering does not make payments to Millennium pursuant to Section 5.2 above, by the date established pursuant to the terms of Section 5.2, then, to the extent that any interest payment obligations or late fees that are (i) imposed upon Millennium under the terms of the applicable Third Party Agreement and (ii) actually assessed against Millennium by the third party, Schering shall be obligated to reimburse Millennium the amount of. such interest payment or late fee applicable to the number of days that Schering's payment was delinquent. In the event that Schering does not make payments to Millennium pursuant to Section 5.6 above, then Millennium reserves the right to invoice Schering a 1.5% per month late fee on all open balances due Millennium without foregoing any other remedies hereunder.

6.       TECHNICAL AGREEMENT; AUDIT RIGHTS

     6.1 TECHNICAL AGREEMENT. Schering and Millennium have entered into a Technical Agreement, a copy of which is attached as EXHIBIT A hereto and by this reference is made a part hereof as if fully set forth herein. Millennium shall perform its obligations agreed to in the Technical Agreement.

     6.2 AUDIT RIGHTS. Millennium shall use Diligent Efforts to enforce its contractual rights under the Third Party Manufacturing Agreements to audit the quality systems of the Third Party Contractors and to use Diligent Efforts to assure that the Third Party Contractors maintain systems of operation and quality assurance that are consistent with applicable laws, including without limitation cGMPs, as defined in the Technical Agreement. With respect to the Manufacture of Compound and Product, Millennium will use Diligent Efforts to assure such systems shall include written policies and procedures that address, at a minimum the following:

      o Quality Systems,

      o Facilities and Equipment Systems,

      o Materials Systems,

      o Production Systems,

      o Packaging and Labeling Systems, and

      o Laboratory Control Systems.

Schering's representatives may accompany Millennium representatives as observers on Millennium scheduled audits of Third Party Contractors, to the extent Schering is permitted to do so under the Third Party Agreements, or as otherwise permitted by such contractors. Millennium shall use its Diligent Efforts to secure such permission in its agreements with all other Third Party Contractors prior to entering into such agreements. In addition, Schering shall have the right to request through Millennium additional audits for cause. Audits for cause shall be conducted in the same manner as described above with Millennium Quality Assurance representative leading the conduct of the audit and Schering representatives as observers. Millennium shall promptly respond to Schering's request and the Parties shall agree on the time, scope and manner of the audit. Notwithstanding the foregoing, the Parties understand and agree that all technical and other contact with such Third Party Product Contractors relating to INTEGRILIN Product(s) shall be made solely through Millennium, except for communications between Schering and the Third Party Contractors permitted under Section 2.4, above. In the event that Schering discovers a deficiency in its observation of the Millennium audit that Millennium disputes, such matter shall be referred to the Joint Production Committee for discussion and resolution by mutual agreement. For purposes of clarity, the restrictions in this Supply Agreement regarding contact with Third Party Contractors relate only to the Compound, Product and INTEGRILIN Product(s) and not to any matters that are the subject of other Schering contractual arrangements with such Third Party Contractors.

7.       TRANSFER OF RESPONSIBILITY OF SUPPLY TO SCHERING

     7.1 MILLENNIUM'S EFFORTS; UCB AND EARLY MANUFACTURING PLAN TRANSFER TO SCHERING. To facilitate the transfer to Schering of responsibility for supply of Compound and Product, Millennium shall use Diligent Efforts to execute the following:

         7.1.1 Millennium shall negotiate with the Secondary Compound Supplier selected by the JPC to execute two, separate contracts for the Manufacture of Compound, one that is assignable to Schering and one that is either directly with, or assignable to GSK, in proportion to their respective requirements for Compound:

         7.1.2 Assist and encourage GSK to qualify a facility operated by, or in contract with, GSK to manufacture product from Compound for GSK's own requirements of product; and

         7.1.3 Negotiate with UCB, GSK and Schering, provide information or assistance to any such entity, and execute necessary contractual releases or modifications in order for UCB to have separate agreements with Schering and GSK for the Manufacture of Compound. To facilitate the assignment of the UCB Supply Agreement in connection with an Early Manufacturing Plan Transfer to Schering, Schering hereby agrees to permit Millennium to release up to [**] of annual manufacturing capacity allocated to Millennium under the UCB Supply Agreement for re-allocation under a separate agreement to be entered into between Millennium or GSK with UCB for the express purposes of supplying Compound to the European Territory. Such release of capacity shall only become effective upon the effective date of the Put option in Section 7.2 in connection with Early Manufacturing Plan Transfer to Schering. In such event, Millennium shall have the right to assign to Schering the UCB Supply Agreement amended to provide that the take or pay supply rights and purchase obligations apply to an annual amount of at least [**] and not more than [**]. Schering shall, upon request of Millennium, furnish any consents or authorizations reasonably necessary to facilitate such amendment with UCB.

     7.2 PUT OPTION. At any time after [**], Millennium has the option to transfer to Schering, on [**] advance notice to be given no earlier than [**], all Third Party Compound Manufacturing Agreements and all Third Party Product Manufacturing Agreements and the related Third Party Packaging Agreements to the extent necessary to supply Schering will its required share of the quantities of Compound and Product Manufactured for the Schering Territory and to provide Schering all contractual rights of Millennium under such agreements

     7.3 CALL OPTION. Schering may choose to require Millennium to transfer responsibility for manufacturing and supply to Schering as follows:

         7.3.1 FOR API, PRODUCT AND PACKAGING SIMULTANEOUSLY. At any time after the date by which two Third Party Compound Manufacturers utilizing the New Compound Process are approved by FDA to Manufacture Compound to be used in Product, Schering has the option to require Millennium to transfer all Third Party Compound and Product Manufacturing Agreements and Third Party Packaging Agreements to Schering on [**] advance notice to be given no earlier than receipt of FDA approval for the Secondary Compound Supplier; provided, however, that in the event that (i) neither of such Third Party Compound Manufacturers is approved by the applicable regulatory authority to supply GSK with Compound, or (ii) in spite of Millennium's Diligent Efforts pursuant to Section 7.1, above, both Third Party Compound Manufacturers refuse to supply GSK separately from supplying Schering, the [**] of advance notice shall be extended to the extent necessary to remove the obstacle(s) giving rise to either clause (i) or (ii) of this paragraph 7.3.1, and Millennium shall remain obligated to continue such Diligent Efforts set forth in Section 7.1, above.

         7.3.2 FOR PACKAGING ALONE. Subject to the termination and notice provisions and penalties, if any, of the Third Party Packaging Agreements for INTEGRILIN Products, Schering has the option to require Millennium to transfer all Packaging Vendor Agreements to Schering at any time, upon [**] advance notice.

     7.4 EFFECT OF PUT OR CALL. Upon the effectiveness of either a Put or Call in accordance with Section 7 of this Agreement, and, upon Schering's request, Millennium shall effect any transfer of applicable data, know-how and information immediately forthwith and provide commercially reasonable assistance to Schering to enable Schering to assume the Third Party Agreements, as applicable. Any associated internal Millennium costs shall be borne by Millennium. The parties shall identify and segregate, and Millennium will take title to any quantities of Compound for which Millennium has paid with respect to the European Territory. Subject to any allocations pursuant to a shortage of supply under Section 2.9, above, in the event that the quantity of such Millennium inventory is less than an amount equal to [**] of inventory for the European Territory, Millennium shall purchase the difference in quantity in order to take title to such [**] quantity.

8.       TERM AND TERMINATION

     8.1 TERM AND TERMINATION. Unless earlier terminated by mutual agreement of the Parties, the term of this Supply Agreement shall commence on the Closing and shall terminate on the earlier of (i) the effective date of either the Call Option or the Put Option in accordance with Article 7 of this Agreement to the extent all of the rights under the Call Option and/or Put Option have been fully exercised and (ii) the termination of the A-R Agreement. This Supply Agreement shall terminate upon any termination or expiration of the A-R Agreement.

     8.2 TERMINATION FOR BREACH. Either Party may, without prejudice to any other remedies available to it at Law or in equity, terminate this Supply Agreement in the event that the other Party (as used in this subsection, the "Breaching Party") shall have materially breached or defaulted in the performance of any of its obligations under this Supply Agreement. The Breaching Party shall, if such breach can be cured, have sixty (60) days after written notice thereof was provided to the Breaching Party by the non-breaching Party to remedy such default (or, if such default cannot be cured within such 60-day period, if the Breaching Party must commence and diligently continue actions to cure such default during such sixty (60)-day period). Any such termination shall become effective at the end of such sixty (60)-day period unless the Breaching Party has cured any such breach or default prior to the expiration of such sixty
(60)-day period (or, if such default is capable of being cured but cannot be cured within such sixty (60)-day period, the Breaching Party has commenced and diligently continued actions to cure such default provided always that, in such instance, such cure must have occurred within one hundred twenty (120) days after written notice thereof was provided to the Breaching Party by the non-breaching Party to remedy such default unless such cure period is extended by the non-breaching Party).

     8.3 EFFECT OF TERMINATION OF THE A-R AGREEMENT. In the event this Supply Agreement terminates due to the termination of the A-R Agreement, the Parties shall have no further obligations hereunder other than as set forth in Section
8.7 hereof or in the A-R Agreement.

     8.4 EFFECTS OF EXPIRATION. Upon the expiration of this Supply Agreement, each Party, at its own cost, shall promptly return to the other Party, or destroy at the Disclosing Party's request, all relevant records and materials in such Party's possession or control containing Confidential Information of the other Party (provided that each Party may keep one copy of such Confidential Information of the other Party for archival purposes and to comply with applicable Laws).

     8.5 PURCHASE OF INVENTORIES. Upon expiration or termination of this Supply Agreement, Schering shall be obligated to purchase any amounts of Compound or Product (complete or in-process) that are the subject of an open purchase order placed by Millennium consistent with the binding forecast approved by the JPC, at a price to be mutually agreed (it being understood that such price shall reflect, on a pro rata basis, work performed and non-cancelable out-of-pocket expenses actually incurred by Millennium). In addition, unless otherwise agreed by Millennium, Schering shall purchase any raw materials identified in the Specifications for the Manufacture of Compound or Product, as applicable, that were purchased but not used in the Manufacturing process at the applicable cost of such raw materials. Raw materials for purposes of this Section 8.5 shall include, but not be limited to components and materials necessary to manufacture either the Product or the API.

     8.6 ACCESS TO RECORDS/MAINTENANCE OF CRITICAL SAMPLES AND TEST PROGRAMS. Upon termination of this Supply Agreement, Millennium shall (a) provide Schering access for a period up to one (1) year after the latest expiry date of Product batches or, with respect to Compound batches, up to one (1) year after the latest expiry date of Product into which the Compound has been incorporated, as applicable, produced under this Supply Agreement to records, reports and master files relating to the Products or Compound batches, as applicable, to enable Schering (i) to answer complaints, (ii) to answer queries from Governmental Authorities or (iii) to conduct investigations necessary to ensure the safety, efficacy and compliance of the Product, and, (b) if Millennium is unable to continue to retain such records transfer such records to Schering.

     8.7 SURVIVAL. Notwithstanding anything in this Supply Agreement to the contrary, the following provisions herein shall survive any expiration or termination of this Supply Agreement: Sections 2.3, 2.10.2, 2.11, 3.5.1, 7.4, 8.3, 8.4, 8.5, 8.6, 8.7, 9.3, 11.1, 11.2, 11.3, 11.4, 11.5, 11.6, 11.7, 11.8,
11.9, 11.10, 11.12, 11.13, and Articles 5 and 10, and the provisions of the Technical Agreement which by their terms survive such expiration or termination.

9.       REPRESENTATIONS AND WARRANTIES

     9.1 THE PARTIES. Each Party represents and warrants to the other Party that: (a) it has the full right, power and authority to enter into this Supply Agreement and to perform its obligations hereunder, (b) it has taken all necessary action on its part to authorize the execution and delivery of this Supply Agreement and the performance of its obligations hereunder; (c) this Supply Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof; (d) the execution and delivery of this Supply Agreement and the performance of its obligations hereunder do not conflict with, or constitute a default under any contractual obligation of such Party; and (e) it has sufficient capability and resources to fulfill its obligations set forth in this Supply Agreement.

     9.2 DEBARMENT. During the Term of this Supply Agreement and subject to the terms of the Third Party Agreements existing as of the Execution Date, Millennium shall use commercially reasonable efforts not to use, and shall use Diligent Efforts to require Third Party Contractors not to use, in any capacity associated with or related to the manufacture of the Products, the manufacturing functions of any persons who have been, or are in the process of being, debarred under the Generic Drug Enforcement Act of 1992, amending the Food, Drug and Cosmetic Act at 21 U.S.C. ss. 335a or any comparable Law.

     9.3 DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NO PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTIES, AND EACH PARTY HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO THE PRODUCT AND THE COMPOUND.

10.      INDEMNIFICATION; RECALLS

     10.1 MILLENNIUM. Millennium shall defend, indemnify and hold harmless Schering, its Affiliates and its and its Affiliates' respective directors, officers, employees and agents (collectively, the "Schering Indemnified Parties"), from, against and in respect of any and all actions, liabilities, losses, costs (including but not limited to costs of investigation, defense and enforcement of this Supply Agreement), damages, fines, penalties, Government Orders, taxes, expenses or amounts paid in settlement (in each case, including but not limited to reasonable attorneys' and experts fees and expenses) (collectively, "Losses") incurred or suffered by, or asserted against, the Schering Indemnified Parties or any of them resulting directly or indirectly from: (i) any material breach of, or material inaccuracy in, any representation or warranty made by Millennium in this Supply Agreement; (ii) any material breach or material violation of any covenant or agreement by Millennium in or pursuant to this Supply Agreement; or (iii) Third Party product liability claims to the extent resulting from defects in Product or Compound Manufactured, in whole or to the extent in part, or otherwise supplied by or on behalf of Millennium under the terms of this Supply Agreement; except, (a) in each case, to the extent caused by the negligence, gross negligence or willful misconduct of, or violation of Law by, Schering or any of the other Schering Indemnified Parties and (b) in connection with clause (iii) of this Section 10.1, in the event that Schering exercises its tie-breaking authority and makes a final decision to reduce Millennium's responsibilities for testing and quality review of a new Manufacturer of Product or Compound (as compared to its responsibilities with respect to Manufacturers approved by FDA as of the Execution Date) pursuant to Section 2.2.1 (c) above, Millennium's indemnification obligation under clause (iii) of this Section with respect to Product or Compound Manufactured by the relevant Third Party Contractor shall not apply with respect to the Compound or Product released under such new allocation of responsibilities.

     10.2 SCHERING. Schering shall defend, indemnify and hold harmless Millennium, its Affiliates and its and its Affiliates' respective directors, officers, employees and agents (collectively, the "Millennium Indemnified Parties"), from, against and in respect of any and all Losses incurred or suffered by, or asserted against, the Millennium Indemnified Parties or any of them, resulting directly or indirectly from: (i) any material breach of, or material inaccuracy in, any representation or warranty made by Schering in this Supply Agreement or (ii) any material breach or material violation of any covenant or agreement of Schering in or pursuant to this Supply Agreement; except, in each case, to the extent caused by the negligence, gross negligence or willful misconduct of, or violation of Law by, Millennium or any of the other Millennium Indemnified Parties.

     10.3 RECALLS. Schering shall be responsible for the expenses of recall, not otherwise covered by the relevant Third Party Agreement.

     10.4 CLAIMS FOR INDEMNIFICATION. The provisions of Sections 13.5 and 13.6 of the A-R Agreement shall apply to claims for indemnification under this
Section 10.

11.      ADDITIONAL OBLIGATIONS OF THE PARTIES

     11.1 COMPLIANCE WITH LAWS. Each Party agrees to comply with all applicable Laws in the performance of its obligations under this Supply Agreement.

     11.2 CONFIDENTIALITY. The provisions of Article 10 of the A-R Agreement shall apply to Confidential Information of the Parties disclosed pursuant to this Supply Agreement and to the terms of this Supply Agreement. For purposes of clarity, the terms of this Supply Agreement and the information contemplated to be exchanged hereunder, including but not limited to forecast schedules, are deemed to be Confidential Information.

     11.3 FORCE MAJEURE. Except as otherwise expressly set forth in this Supply Agreement, no Party shall be deemed to have defaulted under or breached this Supply Agreement for failure or delay in fulfilling or performing any term of this Supply Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including, without limitation, fire, floods, embargoes, shortages, epidemics, quarantines, war, acts of war, acts of terrorism, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any Governmental Authority ("Force Majeure Event"). The Party affected by any Force Majeure Event shall promptly notify the other affected Parties, explaining the nature, details and expected duration thereof. Such Party shall also notify the other Parties from time to time as to when the affected Party reasonably expects to resume performance in whole or in part of its obligations hereunder, and notify the other Parties of the cessation of any such event. A Party affected by a Force Majeure Event shall use commercially reasonable efforts to remedy, remove or mitigate such event and the effects thereof with all reasonable dispatch. If a Party anticipates that a Force Majeure Event may occur, such Party shall notify the other Parties of the nature, details and expected duration thereof. Upon termination of the Force Majeure Event, the performance of any suspended obligation or duty shall promptly recommence.

     11.4 NOTICES. Any notice or report required or permitted to be given or made under this Supply Agreement by one of the Parties to the other shall be in writing and shall be deemed to have been delivered upon personal delivery on the same day, if sent via facsimile with confirming receipt on the same day (except if such notice is not sent on a Business Day, then on the next Business Day), or the next Business Day following deposit with a reputable overnight courier with confirming receipt as follows (or at such other addresses or facsimile numbers as may have been furnished in writing by one of the Parties to the other as provided in this Section 11.4):

If to Millennium:      Millennium Pharmaceuticals, Inc.
                       40 Landsdowne Street
                       Cambridge, Massachusetts 02139-4815
                       U.S.A.
                       Attention: Vice President of Pharmaceutical Operations
                       Facsimile No.:  (617) 621-0264

With a copy to:        Millennium Pharmaceuticals, Inc.
                       40 Landsdowne Street
                       Cambridge, Massachusetts 02139-4815
                       U.S.A.
                       Attention:  General Counsel
                       Facsimile No.:  (617) 374-0074


If to Schering:        Schering Corporation
                       1095 Morris Avenue
                       Union, New Jersey 07083
                       Attention: Vice President, Global Materials Management
                       Facsimile No.: (908) 629-3164


                       Schering-Plough Corporation
With a copy to:        2000 Galloping Hill Road
                       Kenilworth, New Jersey 07033
                       Attention: Senior Legal Director, Manufacturing
                       Facsimile No: (908) 298-2254

     11.5 CHOICE OF LAW. This Supply Agreement shall be governed by and interpreted under the Laws of the State of New York (without giving effect to principles of conflicts of laws that would require the application of any other law).

     11.6 SEVERABILITY. If, under applicable Law, any provision of this Supply Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Supply Agreement (such invalid or unenforceable provision, a "Severed Clause"), this Supply Agreement shall endure except for the Severed Clause. The Parties shall consult one another and use reasonable efforts to agree upon a valid and enforceable provision that is a reasonable substitute for the Severed Clause in view of the intent of this Supply Agreement.

     11.7 CAPTIONS. All captions herein are for convenience only and shall not be interpreted as having any substantive meaning.

     11.8 INTEGRATION. The Transaction Agreements, this Supply Agreement (including the attached Schedules and Exhibit), and the Technical Agreement taken together constitute the entire agreement between the Parties hereto with respect to the subject matter of this Supply Agreement and supersede all previous agreements, whether written or oral. In the event of a conflict regarding quality and change control matters between this Supply Agreement on the one hand, and the Technical Agreement on the other hand, the terms of the Technical Agreement shall control.

     11.9 INDEPENDENT CONTRACTORS; NO AGENCY. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Supply Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party's written approval. For all purposes, and notwithstanding any other provision of this Supply Agreement to the contrary, the legal relationship of Schering under this Supply Agreement to Millennium shall be that of independent contractors.

     11.10 DISPUTE RESOLUTION. The provisions of Article 14 of the A-R Agreement shall apply to any disputes of the Parties arising under this Supply Agreement.

     11.11 ASSIGNMENT; SUCCESSORS. No Party may assign this Supply Agreement in whole or in part, nor any rights hereunder, by merger, operation of Law or otherwise, without the prior written consent of the other Party; provided that this Supply Agreement may be assigned by a Party to a Third Party (including an Affiliate or successor following a change in control to the extent permitted under the A-R Agreement) in connection with the assignment to such Third Party of such Party's rights and obligations under the A-R Agreement. Any assignment made other than in accordance with the immediately preceding sentence shall be wholly void and invalid, and the assignee in any such assignment shall acquire no rights whatsoever, and the non-assigning Party shall not recognize, nor shall it be required to recognize, such assignment. This Section 11.11 limits both the right and the power to assign this Supply Agreement and/or rights under this Supply Agreement. This Supply Agreement shall be binding upon, and shall inure to the benefit of, all permitted successors and assigns.

     11.12 NO BENEFIT TO THIRD PARTIES. The representations, warranties, covenants and agreements set forth in this Supply Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other persons.

     11.13 NO CONSEQUENTIAL DAMAGES. NEITHER PARTY WILL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES ARISING OUT OF THIS SUPPLY AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS SUPPLY AGREEMENT WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 11.13 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER THIS SUPPLY AGREEMENT, EXCEPT FOR ANY INDEMNIFICATION CLAIMS PERTAINING TO ANY BREACH OF THIS SUPPLY AGREEMENT.

     11.14 EXECUTION IN COUNTERPARTS; FACSIMILE SIGNATURES. This Supply Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if the Parties have not executed the same counterpart. Signatures provided by facsimile transmission shall be deemed to be original signatures. Both Parties agree that a photocopy of such facsimile may also be treated by the Parties as an original.

               [Remainder of This Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the Parties have caused this Supply Agreement to be executed by their duly authorized representatives.

SCHERING CORPORATION                    MILLENNIUM PHARMACEUTICALS, INC.
By:           /s/ MICHAEL DUBOIS    By           /s/ LAURIE B. KEATING
   ------------------------------     --------------------------------------

Name (Print):   MICHAEL DUBOIS      Name (Print):    LAURIE B. KEATING
             --------------------                ---------------------------

Title:          VICE PRESIDENT      Title: SVP, GENERAL COUNSEL & SECRETARY
      ---------------------------         ----------------------------------

Date:                               Date:
     ----------------------------        -----------------------------------

                                    SCHEDULE A-1

                           COMPOUND SPECIFICATIONS
--------------------------------------------------------------------------------
                               Millennium Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                                 MATERIAL SPECIFICATION
--------------------------------------------------------------------------------
Title: Eptifibatide Bulk Lyophilized (Peptisyntha or Diosynth) Shelf-Life Specification for Use in the Manufacture of U.S. and Canadian 22/2 Product
--------------------------------------------------------------------------------



----------------------- -------------------- -----------------------------------
          Test             Method Number          Specifications
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]           [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]           [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]           [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]           [**]
----------------------- -------------------- -----------------------------------
                                              [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]           [**]
----------------------- -------------------- -----------------------------------
[**]

                                  SCHEDULE A-2

                             PRODUCT SPECIFICATIONS

--------------------------------------------------------------------------------
                              Millennium Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                               MATERIAL SPECIFICATION
--------------------------------------------------------------------------------
Title: INTEGRILIN(R) (eptifibatide) Injection, 2 mg/mL, 10 mL (U.S. and Canada Commercial) Shelf-Life Specification

--------------------------------------------------------------------------------




----------------------- -------------------- -----------------------------------
                Test       Method Number              Guideline Limits
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------

--------------------------------------------------------------------------------
                        Millennium Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                              MATERIAL SPECIFICATION
--------------------------------------------------------------------------------
Title: INTEGRILIN(R) (eptifibatide) Injection, 0.75 mg/mL, 100 mL (U.S. and Canada Commercial) Shelf-Life Specification

--------------------------------------------------------------------------------




----------------------- -------------------- -----------------------------------
        Test               Method Number             Guideline Limits
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
                                             [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------
[**]                           [**]          [**]
----------------------- -------------------- -----------------------------------

--------------------------------------------------------------------------------
                        Millennium Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                             MATERIAL SPECIFICATION
--------------------------------------------------------------------------------
Title: INTEGRILIN(R) (eptifibatide) Injection, 2 mg/mL, 100 mL (U.S. Commercial) Shelf-Life Specification
--------------------------------------------------------------------------------

------------------------- -------------------- ---------------------------------
         Test                Method Number             Guideline Limits
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------ -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
                                               [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------
[**]                             [**]          [**]
------------------------- -------------------- ---------------------------------

                                   SCHEDULE B

                               MANUFACTURING PLAN


MANUFACTURING PLAN ELEMENT                       SP ROLE    MLNM ROLE


REGARDING DRUG PRODUCT MANUFACTURING
[**]
[**]                                                         execute
[**]                                              file       support
[**]                                              file       support
[**]                                                         execute
[**]                                             decide      support
[**]
[**]                                                         execute
[**]                                                         execute
[**]                                                         support
[**]
[**]
[**]                                             decide      execute
[**]                                             decide      execute
[**]                                             decide      execute

REGARDING DRUG SUBSTANCE
NEW Process [**]
[**]                                                         execute
[**]                                              file       support
Current suppliers
[**]                                                         execute
[**]                                             decide      execute
New source
[**]                                                         execute
[**]                                             decide       assist
[**]                                             decide       assist
[**]                                                         execute
[**]                                                         execute
[**]                                                         execute
[**]                                             file US     support
[**]                                              file       support
REGARDING ANALYTICAL DEVELOPMENT
New analytical method
[**]                                                         execute
[**]                                              file       support

                                   SCHEDULE C

            SECONDARY COMPOUND SUPPLIER CONTRACT LIABILITY PROVISIONS

Millennium will use Diligent Efforts pursuant to Section 3.2.2 of the Supply Agreement to include provisions substantially similar to the following;

A. APPROVAL FOR MANUFACTURING CHANGES; THIRD PARTY MANUFACTURINGompany agrees not to make or allow any of its suppliers to make material changes in any materials, equipment or methods of production or testing used in the Manufacture of Bulk Active and identified in the relevant regulatory filing without Schering's prior written consent. Company shall notify Schering promptly in writing of any such changes that may be required by GMPs or other applicable law, rule or regulation in the Territory or the country of Manufacture. Company agrees not to contract with any third party to conduct part or all of the Manufacturing or testing of Bulk Active without the prior written consent of Schering, which consent can be withdrawn at any time.

B. RECALL EXPENSES. Company shall bear the expenses of any recall resulting from a breach of its obligations hereunder. Such expenses of recall shall include, without limitation and without duplication, the expenses of notification and destruction or return of the recalled Product, the sum paid by to Company for the Manufacture of Compound utilized in the manufacture of the recalled Products, Millennium's costs relating to the testing, packaging, and shipping of such recalled Products, and the amount of any prepayments. Company shall not be liable for, and Millennium hereby waives any right to, any claim for consequential, incidental, special, or punitive damages, including all claims for lost profits or lost opportunities resulting from any such recall. The rights of Schering under this Section shall be in addition to, and not in lieu of, any other rights not inconsistent with this Agreement that Schering may have under this Agreement or at law. [Note: The parties agree that our intial position will be to ask for this provision withour offering a cap on liability, but that, if requested, we can offer a cap starting with a substantial amount and then, if necessary, working toward a lesser amount.]

C. REMEDY FOR INTENTIONAL BREACH. In the event the supplier breaches deliberately, the supplier will pay MPI/SP [as liquidated damages] $X [multiple of relevant amounts such as annual sales of INTEGRILIN or annual purchases of product from that Supplier (for example, the avg of the last 2 years of purchases)] up to some agreed upon cap. There would be a carve out for this remedy in the No Consequential Damages section of the Agreement.

D. COVENANTS; REPRESENTATIONS AND WARRANTIES

        1. COMPANY'S COVENANTS. Company covenants that,

           a. at the time of delivery of Bulk Active to the designated carrier pursuant to SECTION hereof, the Bulk Active shall

                 i. have been Manufactured, stored and shipped in accordance with applicable GMPs and all other applicable laws, rules, regulations or requirements of Regulatory Authorities in the Territory and the country of Manufacture;

                 ii. have been Manufactured in accordance with the Schering Manufacturing Know-How, including without limitation the Bulk Specifications and the CMC;

                 iii. have been Manufactured no more than [insert reasonable # for API based on our anticipated delivery schedule] months prior to delivery to the designated carrier pursuant to SECTION ___hereof; and

                 iv. be in good, usable and merchantable condition and fit for its intended purpose. [Note: Although we intend to try for this, the Parties understand that this covenant is very difficult to get. Usually, it is expressly excluded.]

                 v. it will have good and marketable title, free and clear of any liability, pledge, lien, restriction, claim, charge, security interest or other encumbrance, to all Bulk Active delivered to the designated carrier pursuant to SECTION 3.2 hereof;

                 vi. it will not use in any capacity, in connection with the services to be performed under this Agreement, any person who has been debarred pursuant to Section 306 of the FDCA (codified at 21 U.S.C. ss.335a), or who is, to the Company's knowledge, the subject of a conviction described in such section;

                 vii. it will inform Schering in writing immediately if it or any person who is performing services hereunder is debarred or is the subject of a conviction described in of the FDCA 306, or if any action, suit, claim, investigation, or legal or administrative proceeding is pending or, to the best of Company's knowledge, is threatened, relating to the debarment or conviction of Company or any person performing services hereunder;

                 viii. it will promptly notify Schering in writing of any material adverse change in the business of Company; and

                 ix. will notify Schering in writing of any representation or warranty ceasing to be true or correct.

        2. COMPANY'S REPRESENTATIONS AND WARRANTIES.

                 Company represents and warrants that,

                 a. it has the appropriate skills, personnel, equipment, permits, and approvals necessary or useful to perform its obligations under this Agreement in compliance with the Laws;

                 b. it owns or has the right to sublicense or assign the use of, as contemplated by the terms of this Agreement, all Intellectual Property rights necessary or useful in the Manufacture and sale of Bulk Active;

                 c. its Intellectual Property does not infringe the Intellectual Property rights of any third party;

                 d. it owns or has the right to sublicense or assign the use of, as contemplated by the terms of this Agreement, all Intellectual Property rights necessary or useful in the Manufacture and sale of Bulk Active;

                 e. it owns or has the right to sublicense or assign the use of, as contemplated by the terms of this Agreement, all Intellectual Property rights necessary or useful in the Manufacture and sale of Bulk Active;

                 f. it is not aware of any infringement of its Intellectual Property rights;

                 g. no material adverse change has occurred within the past six (6) months, with respect to Company and its operations including without limitation material changes in or to its;

                       i. financial position;

                       ii. insurance coverage;

                       iii. threatened or pending legal claims;

                       iv. labor pool;

                       v. suppliers;

                       vi. quality assurance systems; or

                       vii. key personnel;

                 h. except as set forth on SCHEDULE [ ] hereto, it has good and marketable title, free and clear of any liability, pledge, lien, restriction, claim, charge, security interest or other encumbrance to the equipment and other assets useful or necessary to Manufacture Bulk Active; and

                 i. it has not been and is not subject to debarment with respect to Bulk Active sold in the United States.

        3. COMPANY'S AND SCHERING'S REPRESENTATIONS AND WARRANTIES. Each of Company and Schering hereby represents and warrants to the other as follows:

                 a.       it is a corporation duly organized and
                          validly existing under the laws of the state or other jurisdiction in which it is incorporated;

                 b. the execution, delivery and performance of this Agreement by such party has been duly authorized by all requisite corporate action;

                 c. it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                 d. the execution, delivery and performance by such party of this Agreement and its compliance with the terms hereof does not and will not conflict with or result in a breach of any term of, or constitute a default under (i) any agreement or instrument binding or affecting it or its property; (ii) its charter documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

                 e. it has obtained any consent, approval or authorization of, or notice, declaration, filing or registration with, any governmental or Regulatory Authority required for the execution, delivery and performance of this Agreement by such party, and the execution, delivery and performance of this Agreement will not violate any law, rule or regulation applicable to such party;

                 f. this Agreement has been duly executed and delivered and constitutes such party's legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to the availability of particular remedies under general equity principles; and

                 g. it shall comply with all applicable material laws and regulations relating to its activities under this Agreement.

                                   SCHEDULE D
                          COMPOUND INVENTORY AT CLOSING

      SCHEDULE D                    BALANCE 9/1/05  STANDARD COST EXTENDED VALUE
-----------------------
BULK INVENTORY
                      [**]
                             [**]        [**]            [**]          [**]
                                    ============================================
                             [**]        [**]            [**]          [**]
                      --------------============================================
                      [**]               [**]            [**]          [**]
                                    ==============               ===============
                                         [**]            [**]          [**]
                      [**]   [**]        [**]            [**]          [**]
                      --------------============================================
                                         [**]            [**]          [**]
                      [**]               [**]            [**]          [**]
                      --------------============================================
                                         [**]            [**]          [**]
--------------------------------------------------------------------------------
TOTAL BULK INVENTORY                     [**]            [**]          [**]
------------------------------------==============---------------===============
--------------------------------------------------------------------------------
PRE PAID BULK INVENTORY                                  [**]          [**]
-----------------------------------------------------------------===============
PRE APPROVED INVENTORY                                   [**]          [**]
                                         [**]            [**]          [**]
                      [**]               [**]            [**]          [**]
                                    ============================================
                      [**]               [**]            [**]          [**]
                                    ==============

--------------------------------------------------------------------------------
TOTAL PRE APPROVED INVENTORY                                           [**]
-----------------------------------------------------------------===============

------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVENTORY TRANSFER
9-1-2005                                                               [**]
-----------------------------------------------------------------===============
------------------------------------------------------------------

LESS:                 [**]               [**]            [**]          [**]
                                    ============================================

------------------------------------------------------------------
TOTAL WIRE TRANSFER
TO BE RECEIVED                                                            [**]
--------------------------------------------------------------------------------
SCHEDULE E

                              MILLENNIUM FTE COSTS




                                         RATE*

Tech Ops                             [**]
Supply Ops                           [**]
Quality Assurance                    [**]
Analytical Technical Services        [**]
Regulatory                           [**]
Other                                [**]
G&A (Legal, Finance, HR)             [**]

NOTES:

*FTE rates will be recalculated annually during the Term
FTE rates do not include travel costs or third party tech transfer expenses, which shall be 100% reimbursed by Schering

                                                                      EXHIBIT A



                               TECHNICAL AGREEMENT
                                       ON
                             CONTRACT MANUFACTURING
                                     BETWEEN
                              SCHERING CORPORATION
                            2000 GALLOPING HILL ROAD
                              KENILWORTH, NJ 07033
                                       AND

                        MILLENNIUM PHARMACEUTICALS, INC.
                              40 LANDSDOWNE STREET
                               CAMBRIDGE, MA 02139

                         TECHNICAL AGREEMENT SIGNATORIES

--------------------------------------------------------------------------------


PREPARED BY: ___________________________________    DATE: ____________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONTRACT GIVER

SCHERING-PLOUGH LEGAL ENTITY: _______________________________________________

ADDRESS: __________________________________________________________

               -----------------------------------------------------------

AUTHORIZED REPRESENTATIVE: _______________________   DATE: ____________
SIGNATURE: ______________________________________
TITLE: __________________________________________

AUTHORIZED REPRESENTATIVE: _______________________   DATE: ____________
SIGNATURE: ______________________________________
TITLE: __________________________________________


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONTRACT ACCEPTOR

COMPANY NAME LEGAL ENTITY:________________________________________

ADDRESS: _________________________________________________________

                ---------------------------------------------------------

AUTHORIZED REPRESENTATIVE: ________________________  DATE: ___________
SIGNATURE: ______________________________________
TITLE: __________________________________________

AUTHORIZED REPRESENTATIVE: _______________________  DATE: ____________
SIGNATURE: _____________________________________
TITLE: __________________________________________


-------------------------------------------------------------------------------

                                TABLE OF CONTENTS


TECHNICAL AGREEMENT SUMMARY....................................................7

GENERAL REQUIREMENTS...........................................................8

DEFINITIONS....................................................................9

ANNUAL PRODUCT REVIEW AND ANNUAL REPORT.......................................10

CERTIFICATES OF ANALYSIS AND COMPLIANCE.......................................11

CONTACTS..................................................................... 11

CONTROL DOCUMENTATION AND CHANGE CONTROL......................................12

DEVIATIONS AND INVESTIGATIONS.................................................14

FIELD ALERT REPORT............................................................14

FINISHED PRODUCT TESTING......................................................15

LABELING CONTROLS.............................................................15

OBSOLETE, WASTE AND REJECTED MATERIALS DISPOSITION............................16

PRODUCT COMPLAINT AND ADVERSE EVENT MANAGEMENT................................16

RECALL........................................................................17

RECORDS AND RETAINED SAMPLES RETENTION........................................18

REGULATORY COMPLIANCE.........................................................18

REPROCESSING/ REWORKING.......................................................19

RESTRICTED MATERIALS..........................................................19

SELF-INSPECTION...............................................................20

STABILITY.....................................................................20

STORAGE AND SHIPPING CONDITIONS...............................................21

SUBCONTRACTING................................................................21

TECHNICAL DISPUTE RESOLUTION..................................................22

VALIDATION AND QUALIFICATION..................................................22
   EXHIBIT I..................................................................24
   LIST OF PRODUCTS...........................................................24
   EXHIBIT II.................................................................25
   DIVISION OF RESPONSIBILITIES...............................................25
   EXHIBIT III................................................................29
   EXAMPLE CERTIFICATE OF COMPLIANCE..........................................29
   EXHIBIT IV.................................................................30
   EXAMPLE CERTIFICATE OF ANALYSIS............................................30
   EXHIBIT V..................................................................31
   STORAGE AND TRANSPORT CONDITIONS...........................................31
   EXHIBIT VI.................................................................32
   BATCH NUMBERING AND EXPIRY DATE SYSTEM.....................................32
   EXHIBIT VII................................................................33
   SPECIAL REQUIREMENTS.......................................................33
   EXHIBIT VIII...............................................................34
   QUALITY CONTACT............................................................34

                           TECHNICAL AGREEMENT SUMMARY





                        MANUFACTURING ACTIVITIES OVERVIEW


This Technical Agreement concerns the Manufacture, packaging, analysis and release of INTEGRILIN for delivery to Schering.

Millennium will release INTEGRILIN that has been Manufactured by Third Party Contractors to Schering in accordance with the applicable regulatory filings. Millennium will contract Third Party Contractors to deliver packaged INTEGRILIN drug product as described by this Technical Agreement, to Schering Plough distribution facilities as determined by Schering. Millennium will provide a Certificate of Analysis and Certificate of Conformance to Schering for each lot.

Schering Quality Assurance will release INTEGRILIN drug product for distribution in the Territory.

                                    ARTICLE I

                              GENERAL REQUIREMENTS


1.1 Millennium acknowledges the regulated nature of Schering business and operations, and therefore, agrees to comply with the requirements of this Agreement and specifications as referenced in the exhibits.

1.2 This document constitutes the Technical Agreement as required by the rules governing principles of good manufacturing practices in respect (cGMP) required by the US Food and Drug Administration per the "Code of Federal Regulations", 21 CFR, and other applicable governmental agencies.

1.3 This document defines the responsibilities of Schering and Millennium for assuring compliance with cGMPs and quality activities associated with pharmaceutical production, packaging, testing and release of product. This agreement contains, as Exhibit II, a check list summary of activities associated with pharmaceutical production, packaging, testing and release assigned to either Schering or Millennium with responsibility indicated by checkmark. All elements on the checklist must be assigned if applicable. Non-applicable items should be clearly indicated as (N/A). This Agreement applies to the products listed in Exhibit I (the "Products").

1.4 This document does not define the business relationship or requirements. To the extent that any provision of this Technical Agreement is inconsistent with the Supply Agreement, the Supply Agreement shall govern for matters pertaining to the subject matter hereof.

1.5      Notice and Consent

         Schering recognizes the importance of respecting the privacy of personal data, and seeks to comply with all applicable data protection laws. In order to transact its business with Millennium, Schering relies on personal information collected from the Authorized Representatives executing this Agreement, such as their names, titles and other information about their activities that are the subject of this Agreement, and may need to process such personal data for accounting and invoicing purposes, and for other purposes specified herein.

              Schering also may need to transfer the data of Millennium's Authorized Representatives (including details of this agreement) to third parties, including other companies within the Schering group of companies, their advisors, and third parties for general administrative, monitoring and related purposes, as well as local or foreign regulatory authorities where required by law. Such personal data may be transferred to other countries in the European Economic Area ("EEA") and outside the EEA, including the United States, whose laws may not protect personal data to the same degree as laws in your own country of residence.

              By entering into this Agreement with Schering, Millennium's Authorized Representatives are signifying their agreement to our processing of their personal data as described herein.


                                   ARTICLE II

                                   DEFINITIONS

Capitalized terms used but not otherwise defined in this Technical Agreement shall have the meaning ascribed thereto in the Supply Agreement between the Parties of even date.

2.1           CONTRACT ACCEPTOR
              The party or organization that is being contracted to provide service.

2.2           CONTRACT GIVER
              The party or organization soliciting service to be performed under contract.

2.3           CGMPS
              Refer to good manufacturing regulations as defined by 21CFR 210 and 211; Directive 2003/94/EC; MHW Ordinance No. 62, Health Canada, Division 2, Part C of the Food and Drug Regulations and similar documents.

2.4           MARKETING AUTHORIZATION
              Authorization issued by a regulatory agency for marketing and sale of Product.

2.5           PRODUCT QUALITY COMPLAINT
              Any written, electronic or oral communication by a customer, medical practitioner, or distributor that alleges deficiencies related to the identity, quality or purity of a product or other product defect after it is released for distribution.

2.6           QUALIFIED PERSON
              The quality professional under European Regulations who is legally responsible for the quality and release of product into commerce (Refer to Exhibit II, Section F.4). For the purpose of this agreement the qualified person shall also refer to the quality professional within the United States, Canada and other countries with the responsibility to review, approve, and release product(s) based on assurance of pre determined quality standards and GMPs.

2.7           AUTHORIZED CONTRACTOR
              Third Party Contractors engaged by Millennium to perform Manufacturing of the Product.



                                   ARTICLE III

                     ANNUAL PRODUCT REVIEW AND ANNUAL REPORT

              ANNUAL PRODUCT REVIEW

3.1 Millennium will provide annually to Schering, within 30 calendar days of the date established by Schering and agreed to by Millennium, a copy of the Annual Product Review for the Product.

3.2 Millennium shall have written procedures that describe performance of the Annual Product Review. The procedures must minimally provide for a written report documenting the review of:

         i. All batches whether approved or rejected along with applicable drug product in-process control data that may be collected by the Authorized Contractor and release data
         ii.   Rejected batch history and rejection rate
         iii.  Complaints and adverse events received during the period.
         iv.   Recalls and Field Alerts
         v.    Reworked or reprocessed batches and returned or salvaged product.
         vi.   Change control
         vii. Investigations of discrepancies, deviations or failure to meet specification.
         viii. Stability data including retained sample visual inspection.
         ix.   Yields, as applicable.
         x.    Validation activity
         xi.   Assessment of the overall production for the specified period.

3.3 Data and observations resulting from the review of records should be treated as follows:

         i. Trend production and analytical data and compare to statistical control limits established for the Product.
         ii.   Note continuous improvement opportunities
         iii. Compare data with previous year's data for the Product, if available.

              ANNUAL REPORT

3.4 Schering is responsible to prepare an Annual Report for the Product as required by government regulations. In order to satisfy this requirement, Millennium must provide certain Product information to Schering upon written request, as follows:

         i. Required information will be requested at least 90 calendar days before its due date, the due date being the date Schering needs the information for inclusion in their Annual Report, and that accommodates any internal processing and review period within Schering.
         ii. Millennium will make Diligent Efforts to provide the information to Schering upon the due date. In the unlikely event that a report can not be provided within that timeframe Schering will be informed and a commitment to provide same no later than 60 calendar days after the requested due date will be made.
         iii. Information collected for the Annual Product Review may satisfy, in part, this request for information.

                                   ARTICLE IV

                     CERTIFICATES OF ANALYSIS AND COMPLIANCE

4.1 Schering requires a Certificate of Analysis (COA) from Millennium to accompany each lot of delivered Product. The COA must list the Product's Specifications, test results obtained for the particular lot, test method reference, and the signature of the person authorized to release the lot to Schering. In addition, the location where the Product was manufactured and tested, if different from that on the letter head, must be identified. A Certificate of Compliance (COC) that states the lot was Manufactured under cGMP conditions must accompany the lot or the declaration may appear on the COA.

4.2 Schering may request copies of batch documentation including the executed batch record and associated deviations and investigations.

4.3 Millennium shall have a program in place to qualify and assess periodically the performance of its Authorized Contractors, regardless of whether Millennium receives a COA/COC for each delivery of material.

4.4 All raw materials must comply with TSE (transmissible spongiform encephalopathy)/ BSE (bovine spongiform encephalography) guideline EMEA /410/01 Rev. 1) and Residual Solvent guideline (ICH Topic QC3, Impurities: Residual Solvents). In addition, raw materials should be traceable to the original supplier.


                                    ARTICLE V

                                    CONTACTS

5.1 Schering and Millennium, from time to time, will need to exchange information relative to the services provided. Millennium will identify knowledgeable, readily accessible Quality Contacts (Exhibit VIII) who can provide information as required by this agreement and respond to queries. The Millennium Quality Contacts will perform as follows:

         i. Provide the Annual Product Review report, where applicable, and any information needed by Schering to complete the Annual Report for the Product.
         ii. Notify Schering of any regulatory agency communications or contacts related to the Product, and provide a copy of documents requested and left by the authorities within one business day.
         iii. Provide and accept information related to changes of artwork, packaging materials, drug components, analytical procedures and method of manufacture and control.
         iv. Notify Schering of stability trends or non conformance to specification.
         v. Provide an investigation report for consumer complaints received from Schering and manage investigation of any complaint received directly.
         vi. Meet with Schering, as necessary, to discuss technical matters.
         vii. Advise Schering of confirmed process deviations or out of specification (OOS) results that impact batch delivery
         viii. Provide a COA and COC for each finished batch shipment.

5.2 Schering will identify knowledgeable, readily accessible Quality Contacts (Exhibit VIII) who can provide information as required by this agreement and respond to queries. The Schering Quality Contacts will perform as follows:

         i. Provide a copy of the Annual Report to Millennium upon completion of the report
         ii. Notify Millennium of any regulatory agency communications or contacts related to the Product, and provide a copy of documents requested and left by the authorities within one business day.
         iii. Provide and accept information related to changes of artwork, packaging materials, drug components, analytical procedures and method of manufacture and control.
         iv.   Meet with Millennium, as necessary, to discuss technical matters.
         v. Make Diligent Efforts to ensure timely processing of change controls as described in Article VI. vi. Provide timely periodic updates of regulatory submission status related to the Product.


                                   ARTICLE VI

                    CONTROL DOCUMENTATION AND CHANGE CONTROL

6.1 Millennium shall maintain a system of written quality procedures, manufacturing instructions and facilities details that accurately reflect the processing specifications. In cases where Millennium receives contract manufacturing or testing services from an Authorized Contractor, Millennium's access to such information is subject to the terms of the Third Party Agreements. In addition, subject to the terms of the relevant Third Party Agreements existing as of the Execution Date, a change management system that tracks and controls changes to such documents exists at each Third Party Manufacturer. Schering must receive advance notification of any change to these documents with a potential regulatory impact as part of change management.

6.2 Significant changes to the manufacturing or packaging process, raw materials, product specifications or quality control methods for the Product require the prior written agreement of Schering. Examples of condition where prior agreement of Schering is required include, but is not necessarily limited to, the following:

         i. Changes affecting the validated process, packaging or testing methodology
         ii.   Changes to dedicated facilities, utilities or systems
         iii.  Any change having an impact on the regulatory filing

6.3 Schering and Millennium recognize the importance of expeditious review and implementation of changes, particularly those affecting product quality or the ability to supply Product. Subject to the terms of the Supply Agreement and relevant Third Party Agreements

     a. Schering reserves the right upon written notice to Millennium to amend Product Specifications to comply with cGMPs, health registrations or incorporate improvements and

     b. Millennium will implement such changes to, minimally, ensure compliance with regulatory agency and cGMP requirements. Millennium will manage such changes with its Authorized Contractors as applicable. Changes will be reviewed by Schering and Millennium prior to implementation utilizing a change control procedure. Disputes of implementation feasibility, scope, or strategy will be addressed by the Joint Production Committee Processes as described in the Supply Agreement. Any cost impact will be governed by the relevant Supply Agreement.

     c. Changes, as described in Section 6.2, initiated by Millennium, Millennium's Authorized Contractor, or Schering, that do not require regulatory agency submission or are annual reportable, will be reviewed and dispositioned within 10 business days of receipt by the reviewing party. Disposition is approval, rejection, or reasonable and necessary request for more information.

     d. Changes, as described in Section 6.2, initiated by Millennium, Millennium's Authorized Contractor, or Schering , that require prior notification or prior approval with a regulatory agency, will be reviewed and dispositioned within 20 business days of receipt by the reviewing party. Disposition is approval, rejection, or reasonable and necessary request for more information.

     e. Disputes of regulatory impact assessment will be addressed by the Joint Production Committee as described in the Supply Agreement.

     f. Schering agrees to make Diligent Efforts to expeditiously file and gain regulatory approval of changes impacting product quality or the ability to supply product.





                                   ARTICLE VII

                          DEVIATIONS AND INVESTIGATIONS

7.1 Millennium shall or shall request its Authorized Contractor to, subject to the terms of the relevant Third Party Agreement, investigate thoroughly any unplanned deviation from approved procedure or out of specification test result. The investigation must adhere to an approved, written procedure and be documented. Review and approval of the investigation by Millennium's Quality Unit is required prior to disposition of the Product. In the case of deviation investigation by Millennium's Authorized Contractor, Millennium QA will review and approve such investigations prior to release of the batch to Schering, in accordance with Millennium batch review and supplier qualification procedures. No Product involved in an investigation may be released to Schering until the investigation is completed.

7.2 Millennium must inform Schering within one business day of any confirmed deviation or out of specification result that could affect delivery of the Product. Millennium will inform Schering of its investigation plans if so requested by Schering.

7.3 Millennium shall track and trend corrective and preventive actions (CAPA) in response to deviations. In the case of CAPA performed by Authorized Contractors, the Authorized Contractor will track and trend CAPA. Millennium will periodically review CAPA performance of its Authorized Contractors.


                                  ARTICLE VIII

                               FIELD ALERT REPORT

8.1 Millennium will notify Schering within one business day upon obtaining reasonable evidence of any event that may necessitate a Field Alert. Schering is responsible for determining the need for, and for filing with the FDA, any initial, follow-up or final Field Alert Report for any product manufactured under Schering's NDA or Marketing Authorization (MA). Should the Report involve or implicate manufacturing, transport or testing operations or facilities managed by Millennium, or a Millennium Authorized Contractor, Schering will confer with Millennium regarding the content of such reports and provide Millennium, to the extent feasible within the reporting requirements set forth in FDA regulations, with the Report for review prior to submission to the FDA.

8.2 A copy of the Field Alert Report or follow-up report relating to the quality of the product manufactured by Millennium will be sent to Millennium within three (3) business days after it is filed with the FDA.


                                   ARTICLE IX

                            FINISHED PRODUCT TESTING

9.1 Millennium and Millennium's Authorized Contractors performing manufacture of Product shall have written procedures in place for sampling and testing each batch of the Product prior to release. The procedures, at a minimum, should include:

         i. Examination of a representative sample of units at the conclusion of finishing operations for correct labeling.
         ii. Appropriate laboratory testing for conformance to final specifications, including identity and strength of each active ingredient.
         iii.  Current and approved test methods and acceptance criteria.
         iv.   Sampling plans based on commonly accepted statistical criteria.

9.2 Millennium must notify Schering of any batch of the Product that does not meet its release specifications, and authorization for the release of such batch to Schering must come from Schering.

9.3 Millennium's Authorized Contractors Manufacture drug product and API, and Millennium produces and releases drug product lots to Schering. Schering releases drug product lots for distribution to market.

                                    ARTICLE X

                                LABELING CONTROLS

10.1 Schering shall provide 90 days written notification to Millennium of any planned change to the labeling or printed packaging. Millennium shall make Diligent Efforts to implement such labeling changes per Schering schedule requirements. Notwithstanding the foregoing, Millennium and Schering will ensure labeling changes mandated by a regulatory agency are implemented per the requirements of the regulatory agency with regard to content and implementation timing.

10.2 Millennium will provide existing label artwork to Schering. Schering will edit artwork and approve label artwork changes. Millennium or Millennium's Authorized Contractors will manage label printing. Schering will approve printer proofs. Such labeling includes package insert, vial labels, and printed cartons.

                                   ARTICLE XI

               OBSOLETE, WASTE AND REJECTED MATERIALS DISPOSITION

11.1 Schering and Millennium shall mutually agree upon procedures for return or certified destruction of any excess, expired, obsolete or rejected materials.

11.2 Millennium or its Third Party Contractors shall provide a Certificate of Destruction when materials are destroyed at Schering's request.

11.3 Subject to the terms of the relevant Third Party Agreements, the Third Party Contractors shall comply with all applicable environmental and safety laws and regulations pertaining to handling of any waste arising from the Manufacture of bulk or finished product.

                                   ARTICLE XII

                          PRODUCT COMPLAINT MANAGEMENT

12.1 Product complaints will be reported to Millennium QA. Millennium will manage Product complaints, including receipt and evaluation of complaints, complaint investigation, Product return, complaint history trending, and correspondence with complainants, including complainant response letters. After December 1, 2005, Schering will assume such responsibilities as well as all of those set forth in Article XII, provided that Millennium continues its investigation responsibility under sections 12.4 through 12.9.

12.2 Complaints received by Schering will be forwarded to Millennium QA for processing.

12.3 Millennium will provide completed Product complaint files to Schering that include:

         i.    The original complaint as received by Millennium
         ii.   Millennium's complaint evaluation and investigation
         iii.  All complainant correspondence
         iv.   Any analysis performed in support of the investigation
         v.    Complaint summary and corrective actions
         vi.   Complainant response letter

12.4 Millennium Product complaint investigations shall include the following, as applicable:

         i.    Manufacturing records review.
         ii.   Product test results review.
         iii.  Validation, calibration, and maintenance records review.
         iv.   Shipping controls review.
         v.    Product complaint trend history.
         vi.   Impact on other lots of the Product.
         vii.  Corrective actions (if any) and associated implementation plan.

12.5 Millennium will not test returned Product or retain samples without written authorization from Schering. Such testing is at Schering's discretion.

12.6 Millennium will use Diligent Efforts to provide Schering with completed complaint reports within 30 calendar days of Millennium QA's receipt of the complaint.

12.7 Millennium will notify Schering within 1 business day upon obtaining reasonable evidence of any product complaint related to Product adulteration, contamination, tampering, misbranding, lack of stability, lack of sterility, or otherwise reasonably interpreted as having significant safety or regulatory consequences.

12.8 Millennium will use Diligent Efforts to provide Schering with completed complaint reports of Urgent complaints within 15 calendar days. Urgent complaints are reports of Product adulteration, contamination, tampering, misbranding, lack of stability, lack of sterility, or otherwise reasonably interpreted as having significant safety or regulatory consequences.

12.9 In cases where Millennium investigations are not likely to be provided to Schering within the timeframes described above, Millennium will provide an interim investigation report at those timeframes.

                                  ARTICLE XIII

                                     RECALL

13.1 Schering shall have sole responsibility for initiating and managing any recall of Product(s) Manufactured by Millennium or Millennium Authorized Contractors. Millennium shall be informed prior to the initiation of a recall.

13.2 There shall be timely exchange of information between Millennium and Schering about any potential recall, as follows:

         i. Millennium shall immediately inform Schering in writing of any circumstances that have come to its attention, which may make a recall necessary.
         ii. In the event any Regulatory Authority issues or requests a recall, Schering or Millennium shall within 24 hours notify the other party.
         iii. Within 48 hours of learning that a recall may be necessary, Schering and Millennium shall discuss details of the recall strategy.

13.3 Schering shall make available a company representative to witness the destruction of Product returned to Millennium or Authorized Contractors as the result of a recall. Recall material returned to Millennium or their Authorized Contractors shall be sent to Schering or to Schering's designated Recall Service Provider, at the direction of Schering.

                                   ARTICLE XIV

                     RECORDS AND RETAINED SAMPLES RETENTION

14.1 Millennium and Millennium Authorized Contractors shall retain records and samples in accordance with the terms of the Supply Agreement and the relevant Third Party Agreements, as applicable and in accordance with regulatory requirements and cGMP.

                                   ARTICLE XV

                              REGULATORY COMPLIANCE

15.1 Millennium, or Millennium Authorized Contractors, as applicable, shall operate a facility and conduct all manufacturing operations in accordance with current good manufacturing practice regulations, guidelines and accepted industry practices during term of the Supply Agreement. These requirements may include but are not limited to the following:

         i. Maintain a quality assurance system and facilities that comply with GMPs regulations and related Guidelines applicable to Millennium's facility: e.g., 21CFR 210 and 211, and 2003/94/EC.

                  ii. Satisfy the requirements of 21 CFR Part 11, or an equivalent standard, where applicable, for any electronic records and computer systems.

                  iii. Manufacture the products in keeping with regulatory filings and amendments thereto by Schering.

15.2 Millennium shall provide Schering with information and assistance as required for the purpose of applying for and maintaining Product registrations.

                                   ARTICLE XVI

                             REPROCESSING/ REWORKING

16.1 Millennium shall notify Schering in advance of plans to rework or reprocess Product unless an already agreed upon procedure exists and there are no trends, or as permitted by 16.2. No change shall be made to a validated process without the prior written authorization of Schering's Quality Unit. Reprocessing of active pharmaceutical ingredient (API) will be performed per Millennium's Authorized Contractor's procedure with review by Millennium QA, subject to the terms of the relevant Third Party Agreements existing as of the Execution Date.

16.2 Millennium and Millennium Authorized Contractors may not reprocess Product, unless reprocessing to correct defects of the type that from time to time arise during a packaging run (e.g., jams which damage secondary packaging) due to machine capabilities. Such routine reprocessing must be documented in the packaging record. The reprocessing of non-routine Product defects must be authorized in writing by Schering's Quality Unit.

16.3 Millennium Authorized Contractors performing Product Manufacture shall have written procedures that describe the system for reworking or reprocessing product. The system must provide for trending and include corrective and preventive action (CAPA). For reprocessed Product to be considered releasable, all predetermined specifications and other quality criteria must be met.


                                  ARTICLE XVII

                              RESTRICTED MATERIALS

17.1 Millennium shall notify Schering in advance of the introduction of any highly sensitizing, toxic or hazardous material to the sites performing the manufacure of the Product.

17.2 Penicillins, cephalosporins and beta lactams may not be manufactured in the same building as the Product. The following chemicals and biologics require dedicated and self-contained manufacturing areas. Introduction of any of these materials into equipment used for the Product requires prior written consent.

         i.    Dihydroergotamine
         ii. Tetracyclines, nitrofurantoin, streptomycin, vancomycin, chloramphenicol, neomycin, polymyxin B, and amphotericin B
         iii.  All hormone products and derivatives
         iv.   All pesticides, fungicides and rodenticides
         v.    Blood products and vaccines.
         vi.   All cytotoxic, embryotoxic and antineoplastic agents

17.3 If Schering or Millennium identifies a potential problem of cross contamination arising from any materials listed above, the other party must be provided timely written notice.

                                  ARTICLE XVIII

                                 SELF-INSPECTION

18.1 Millennium & its Authorized Contractors engaged in Manufacturing shall, subject to the terms of the relevant Third Party Agreements, maintain a written program of self-inspection by technical personnel for all cGMPs areas, as follows:

         i. Inspections shall be conducted at least annually in keeping with a schedule. The persons performing the inspection should be knowledgeable in their respective fields and familiar with cGMPs.
         ii.   A report must be made of the observations.
         iii. Management must evaluate the observations and corrective actions. Agreed upon corrective action must be initiated and tracked.
         iv. A record of the observations and corrective actions shall be maintained.


                                   ARTICLE XIX

                                    STABILITY

19.1 Millennium shall manage stability analysis of the Product in accordance with cGMP and ICH guidelines. The program shall be in writing and at a minimum have the following elements:

         i. Product specific stability protocols that detail sample size, analytical methods, test intervals, storage condition(s) and reason for the study
         ii.   Criteria for batch selection for the program
         iii.  Secure, alarmed and qualified chambers
         iv.   Manual and/or electronic data collection
         v.    Statistical analysis capability
         vi. Out-of-specification or trend investigation and notification mechanism vii. Data summarization and distribution

19.2 Millennium shall provide Product stability reports to Schering with the Annual Product Review. Schering may request stability data from Millennium as necessary to address specific issues such as investigations, filing support, or product complaints. Millennium will notify Schering Quality within one business day of confirmation of any aberrant findings from the stability program of the Product.


                                   ARTICLE XX

                         STORAGE AND SHIPPING CONDITIONS

20.1 In accordance with relevant Third Party Agreements, Authorized Contractors shall hold intermediates and Products in defined areas under appropriate conditions of temperature, humidity, and light and in accordance with any specifications in Exhibit V so that quality is not affected. In addition, in accordance with relevant Third Party Agreements, Authorized Contractors shall have written procedures that describe storage, handling and distribution of the Product and minimally address:

         i. Periodic verification of actual storage conditions at Millennium Authorized Contractor facilities.
         ii. Storage of semi-finished or finished product under controlled labeled conditions
         iii. Handling of product that has been subjected to improper storage conditions
         iv.   Selection and preparation of product for shipment
         v. Monitoring to ensure shipping conditions have been maintained where particular requirements exist.

20.2 Notwithstanding the foregoing, Schering agrees that Product may be shipped directly to Schering, based upon an Authorized Contractor's release, under quarantine pending Millennium's release.


                                   ARTICLE XXI

                                 SUBCONTRACTING

21.1 To the extent that the Supply Agreement authorizes Millennium to subcontract and subject to the terms of the Third Party Agreements existing as of the Execution Date, product Manufactured by the Third Party Contractors must meet all relevant regulatory requirements and all requirements of this Technical Agreement.

                                  ARTICLE XXII

                          TECHNICAL DISPUTE RESOLUTION

22.1 To the extent that the Supply Agreement allows, Schering and Millennium agree to employ the following approach for resolving differences of opinion with respect to product quality or manufacturing practice, or testing practice, regardless of the origin of the dispute:

         i. The first step is direct communication between the parties in disagreement to eliminate any possibility of miscommunication or difference in analytical methodology.
         ii. Where testing differences are thought to exist between the parties, once there is agreement that laboratory methodology is the same, controlled split samples may be exchanged between sites for analysis.
         iii. Only after these avenues have been exhausted will a referee laboratory be engaged. The laboratory selected must be acceptable to both parties and assays must be appropriately qualified.

22.2 Millennium will cooperate with Schering in investigating manufacturing problems and product complaints arising from contracted services, and provide reports of progress as detailed in the Supply Agreement.

22.3 In the event of any inconsistency between the Technical Agreement and Supply Agreement, the Supply Agreement will control, except for quality compliance topics expressly provided for in this Technical Agreement.


                                  ARTICLE XXIII

                          VALIDATION AND QUALIFICATION

23.1 Certain Millennium Authorized Contractors, as required by GMP, shall have a written Validation Plan that will result in the ability to provide documented evidence that manufacturing processes will consistently deliver Product meeting predetermined quality specifications. All operations and systems that could influence product quality, safety or efficacy must be qualified or validated as a condition of use, as follows:

         i. Qualification of facilities, utilities and equipment used in the manufacture, testing and storage of the Product
         ii.   Qualification of packaging equipment
         iii. Validation of test methods and qualification of persons performing testing
         iv.   Validation of sanitizing and cleaning methods
         v.    Validation of computer systems and logic controllers

23.2 Revalidation is required for transferred Products, and Products for which there has been a significant change to the manufacturing process, including materials and/or equipment. In addition, re-qualification is required for systems that undergo major change or extensive maintenance. Schering and Millennium will decide the number of batches required for revalidation based on significance of the change. This requirement will be satisfied through change control.

23.3 Except to the extent permitted in the relevant Third Party Agreement no changes shall be made to a validated process or system without the written agreement of Schering.

23.4 Millennium will provide to Schering, at Schering's request, specific process validation reports and summaries performed by Millennium, or Millennium's Authorized Contractors.

                                    EXHIBIT I
                                LIST OF PRODUCTS


INTEGRILIN(R) (eptifibatide) Injection, 0.75 mg/mL, 100 mL

INTEGRILIN(R) (eptifibatide) Injection, 2.0 mg/mL, 100 mL

INTEGRILIN(R) (eptifibatide) Injection, 2.0 mg/mL, 10 mL

                                   EXHIBIT II
                          DIVISION OF RESPONSIBILITIES


--------------------------------------------------------------------------------
                          DIVISION OF RESPONSIBILITIES
--------------------------------------------------------------------------------
                            REQUIREMENT           SCHERING      MILLENNIUM OR
                                                                 MILLENNIUM
                                                                 AUTHORIZED
                                                                 CONTRACTOR
---------------------------------------------- --------------- ----------------
A. REGULATORY COMPLIANCE
---------------------------------------------- --------------- ----------------
Maintain valid manufacturing license                 X                X
---------------------------------------------- --------------- ----------------
Maintain valid product registration                  X
---------------------------------------------- --------------- ----------------
Adhere to approved New Drug Application/             X               X*
Market Authorization

   * Millennium's responsibility is
   subject to receipt of information by
   Millennium Quality or Regulatory
   Affairs relevant to the then current
   NDA from Schering
---------------------------------------------- --------------- ----------------
Provide access to history of and actions                              X
resulting from government inspections
---------------------------------------------- --------------- ----------------
Maintain documentation of personnel training                          X
---------------------------------------------- --------------- ----------------
Perform calibration of instruments                                    X
and equipment at suitable intervals
---------------------------------------------- --------------- ----------------
Provide liaison for annual facilities                                 X
audit and any for cause audits
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
B. RAW MATERIALS- ACTIVE INGREDIENTS
AND EXCIPIENTS
---------------------------------------------- --------------- ----------------
Provide Specification                                X
---------------------------------------------- --------------- ----------------
Provide Sampling Plans                                                X
---------------------------------------------- --------------- ----------------
Provide Test procedure                                                X
---------------------------------------------- --------------- ----------------
Methods validation/verification                                       X
---------------------------------------------- --------------- ----------------
Vendor qualification and monitoring for API                           X
---------------------------------------------- --------------- ----------------
Vendor qualification and monitoring                                   X
for excipients
---------------------------------------------- --------------- ----------------
Supply/Procurement API                                                X
---------------------------------------------- --------------- ----------------
Supply/Procure excipients                                             X
---------------------------------------------- --------------- ----------------
Performance of quality control                                        X
---------------------------------------------- --------------- ----------------
Release for processing                                                X
---------------------------------------------- --------------- ----------------
Retention of quality control test record                              X
---------------------------------------------- --------------- ----------------
Retention of reference samples                                        X
---------------------------------------------- --------------- ----------------
Provide MSDS for materials supplied                                   X
by Contract Giver
---------------------------------------------- --------------- ----------------
14         Maintain API supplier COA                                  X
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
C. PACKAGING MATERIALS AND LABELS
---------------------------------------------- --------------- ----------------
Provide Label Specifications                         X
---------------------------------------------- --------------- ----------------
Edit labels. Approve label changes,                  X
including artworks.
---------------------------------------------- --------------- ----------------
Approve printer's proofs.                            X
---------------------------------------------- --------------- ----------------
Approve printer's "first commercial piece"                            X
---------------------------------------------- --------------- ----------------
Label printer (supplier) qualification                                X
and monitoring
---------------------------------------------- --------------- ----------------
Implementation of changed labels                                      X
at packaging sites.
---------------------------------------------- --------------- ----------------
Procurement of labels for Product packaging                           X
---------------------------------------------- --------------- ----------------
Assignment of lot no. where preprinted                                X
---------------------------------------------- --------------- ----------------
Provide Sampling and Inspection criteria                              X
for labels at the packaging site.
---------------------------------------------- --------------- ----------------
Performance of inspection of label                                    X
inventory received from the
label supplier
---------------------------------------------- --------------- ----------------
Receipt of COA/COC from the label supplier                            X
---------------------------------------------- --------------- ----------------
Retention of label inspection quality                                 X
control test record as performed by
packager receiving labels.
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
E. BULK AND FINISHED PRODUCT
---------------------------------------------- --------------- ----------------
Provide Specification                                X
---------------------------------------------- --------------- ----------------
Provide Sampling Plans                                                X
---------------------------------------------- --------------- ----------------
Provide Test procedure                                                X
---------------------------------------------- --------------- ----------------
Manufacturing instruction                                             X
(Master Batch Record)
---------------------------------------------- --------------- ----------------
Translation of Master Batch Record                                    X
from English to country language
and approval of translated version
---------------------------------------------- --------------- ----------------
Manufacturing batch record                                            X
---------------------------------------------- --------------- ----------------
Bulk Hold Study                                                       X
---------------------------------------------- --------------- ----------------
Assignment of batch number for bulk                                   X
---------------------------------------------- --------------- ----------------
Perform In process controls                                           X
---------------------------------------------- --------------- ----------------
Purchase of reference standards                                       X
---------------------------------------------- --------------- ----------------
Storage under labeled conditions                                      X
---------------------------------------------- --------------- ----------------
Assignment of Finished Product batch number                           X
---------------------------------------------- --------------- ----------------
Determination of shelf life and                                       X
method for calculation
---------------------------------------------- --------------- ----------------
Assignment of individual expiry date                                  X
---------------------------------------------- --------------- ----------------
Packaging record                                                      X
---------------------------------------------- --------------- ----------------
Pallet pattern instructions                                           X
---------------------------------------------- --------------- ----------------
Master shipping label                                                 X
---------------------------------------------- --------------- ----------------
Bill of materials                                                     X
---------------------------------------------- --------------- ----------------
Retention of packaging record                                         X
---------------------------------------------- --------------- ----------------
Retention of retained samples                                         X
---------------------------------------------- --------------- ----------------
Retention of production and control                                   X
test records
---------------------------------------------- --------------- ----------------
Transportation under required conditions                              X
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
F. FINISHED PRODUCT BATCH RELEASE
---------------------------------------------- --------------- ----------------
Qualified Person responsible                                          X
for release to Schering
---------------------------------------------- --------------- ----------------
Provide Certificate of Analysis/Compliance                            X
---------------------------------------------- --------------- ----------------
Provide investigation report for                                      X
deviations, as requested.
---------------------------------------------- --------------- ----------------
Qualified Person responsible for                     X
final release to  market
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
G. VALIDATION
---------------------------------------------- --------------- ----------------
Qualification of equipment and facilities                             X
---------------------------------------------- --------------- ----------------
Approval of qualification protocols                                   X
and reports for equipment and facility
used for Schering products
---------------------------------------------- --------------- ----------------
Validation of manufacturing processes                                 X
---------------------------------------------- --------------- ----------------
Approval of process validation                                        X
protocols and reports for Schering
products
---------------------------------------------- --------------- ----------------
Validation of cleaning procedure                                      X
---------------------------------------------- --------------- ----------------
Approval of cleaning validation                                       X
protocols and reports applicable
to Schering products
---------------------------------------------- --------------- ----------------
Validation of analytical test methods                                 X
---------------------------------------------- --------------- ----------------
Approval of analytical test method                                    X
validation protocols and reports
for Schering products
---------------------------------------------- --------------- ----------------
Retention of qualification and                                        X
validation reports
---------------------------------------------- --------------- ----------------
Provide copies of validation                                          X
protocols and reports as requested.
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
H. STABILITY SURVEILLANCE PROGRAM
---------------------------------------------- --------------- ----------------
Stability protocol preparation                                        X
---------------------------------------------- --------------- ----------------
Approval of stability protocol                                        X
---------------------------------------------- --------------- ----------------
Performance of stability storage                                      X
at ICH conditions
---------------------------------------------- --------------- ----------------
Performance of stability testing                                      X
---------------------------------------------- --------------- ----------------
Preparation of stability report                                       X
---------------------------------------------- --------------- ----------------
Approval of stability report                                          X
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
I. EXTERNAL CUSTOMER COMPLAINTS
---------------------------------------------- --------------- ----------------
Receipt and registration of complaints                                X
---------------------------------------------- --------------- ----------------
Investigation of complaints                                           X
---------------------------------------------- --------------- ----------------
Request Product return                                                X
---------------------------------------------- --------------- ----------------
Implementation of corrective action*                 X                X
     *Millennium will implement corrective
      actions applicable to Millennium or
      Millennium's Authorized Contractors.
---------------------------------------------- --------------- ----------------
Filing of complaints                                                  X
---------------------------------------------- --------------- ----------------
Response to customer                                                  X
---------------------------------------------- --------------- ----------------
Location of complaint master list                                     X
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
J. PRODUCT RECALL
---------------------------------------------- --------------- ----------------
Decision to initiate recall                          X
---------------------------------------------- --------------- ----------------
Notification to authorities                          X
---------------------------------------------- --------------- ----------------
Notification to customer/ consumer                   X
---------------------------------------------- --------------- ----------------
Investigation of cause of recall. The Party          X                X
managing the process requiring investigation
will perform the investigation. If both
Parties manage a portion of the process
requiring investigation, the Parties will
share investigation responsibilities
accordingly.
---------------------------------------------- --------------- ----------------
Storage of returned product                          X
---------------------------------------------- --------------- ----------------
Destruction of returned product                      X
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
K. ANNUAL PRODUCT REVIEW AND ANNUAL REPORT
---------------------------------------------- --------------- ----------------
Collection of information for                                         X
Annual Product Review
---------------------------------------------- --------------- ----------------
Implementation of corrective                                          X
action/ improvement
---------------------------------------------- --------------- ----------------
Provide Annual Product Review                                         X
---------------------------------------------- --------------- ----------------
Preparation of Annual Report for                     X
regulatory submission.
---------------------------------------------- --------------- ----------------
Regulatory submission of the Annual Report           X
---------------------------------------------- --------------- ----------------
L. DISPOSAL OF WASTE/REJECTS
---------------------------------------------- --------------- ----------------
Active pharmaceutical ingredient, excipients                          X
---------------------------------------------- --------------- ----------------
Bulk or finished product                                              X
---------------------------------------------- --------------- ----------------
Packaging waste and obsolete                                          X
packaging materials
---------------------------------------------- --------------- ----------------
Provide certificate of destruction                                    X
---------------------------------------------- --------------- ----------------

---------------------------------------------- --------------- ----------------
M. REWORKING AND REPROCESSING OF DRUG PRODUCT
---------------------------------------------- --------------- ----------------
Responsible for final decision                       X
---------------------------------------------- --------------- ----------------
Written change control system                                         X
---------------------------------------------- --------------- ----------------
Performance of validation                                             X
---------------------------------------------- --------------- ----------------
Specifications                                                        X
---------------------------------------------- --------------- ----------------
Release of product to market                         X
---------------------------------------------- --------------- ----------------

                                   EXHIBIT III
                        EXAMPLE CERTIFICATE OF COMPLIANCE

--------------------------------------------------------------------------------
Millennium logo


Quality Control: Millennium
Final Release to Market: Schering Plough

                            CERTIFICATE OF COMPLIANCE
               (Confirmation according to Annex 16 EU GMP-Guide)



Product:_____________________________________

Item-NO Schering:_______________________       Item-No Manufacturer:___________

Batch-NO: Schering______________________       Batch-No Manufacturer:__________

Date of  Manufacturing__________________________  Expiry Date: _________________
                              DD/MM/YY

Manufacturing site_____________________________  Quantity_______________________

Testing site__________________________________
Used Bulk Product:

Name: _______________________________

Item-NO: _____________________________           Batch-No_______________________



I hereby certify that this batch has been manufactured, packed and tested under GMP conditions (in accordance with [EC Guide to Good Manufacturing Practices for Medicinal Products or other GMP reference, as appropriate]) using current Manufacturing Instructions and Test Instructions.

The documentation of the manufacturing and packaging process and testing is complete and has been reviewed and approved. All deviations have been reviewed and approved in accordance with an established deviation procedure.

During the course of manufacturing, packaging and testing there were:

no deviations that may influence the release of the products deviations which may influence the release of the product (see attachment) Additional relevant information regarding the quality of the product is attached.

The product batch conforms with the agreed specifications and can be released for sale


Date_______________                 Signature:________________________________
                                               (Qualified Person)
--------------------------------------------------------------------------------

                                   EXHIBIT IV
                         EXAMPLE CERTIFICATE OF ANALYSIS

                             CERTIFICATE OF ANALYSIS
        PRODUCT: INTEGRILIN(R) (eptifibatide) Injection, 2 mg/mL, 100 mL
------------------------------- --------------- ---------------------
PRODUCT CODE NUMBER:                             MPI LOT NUMBER:
------------------------------- --------------- -------------------------------
DATE OF MANUFACTURE:                             PREVIOUS C OF A DATE:
----------------------------- ----------------- -------------------------------
STORAGE CONDITION:            2 - 8(Degree)C*    EXPIRATION DATE:
--------------------------- ---------------------------- ---------------------
*Product may be transferred to 25(Degree)C for up to 2 months.

TEST METHOD                         SPECIFICATION                        RESULT

Clarity and Degree                  Clear, colorless liquid
of Coloration

pH                                  [**]

Volume in Container                 => 100 mL

Citrate                             [**]

Identity by RP-HPLC                 [**]
                                    [**]
Identity by UV                      [**]
Spectrophotometry                   [**]

Impurities and Degradants           [**]                               [**]%
by RP-HPLC                          [**]                               [**]%
                                    [**]                               [**]%
                                    [**]                               [**]%
                                    [**]                               [**]%
                                    [**]                               [**]
                                    [**]                               [**]%
                                    [**]                               [**]%
                                    [**]                               [**]%
                                    [**]                               [**]%
                                    [**]                               [**]%

Assay by RP-HPLC                    [**]
                                    [**]
Particulates                        [**]
USP <788>                           [**]
Sterility                           [**]
USP <71>
Endotoxin by LAL                    [**]
USP <85>

The above lot of drug product meets all test specifications and is approved for

Prepared By:                                       Date:
              ---------------------------------         -----------------------

Released By:                                       Date:
              ---------------------------------         -----------------------

                                    EXHIBIT V
                        STORAGE AND TRANSPORT CONDITIONS


INTEGRILIN drug product is stored refrigerated at 2 degrees C to 8 degrees C. Protect from light.

INTEGRILIN drug product is shipped refrigerated at 2 degrees C to 8 degrees C.

Shipping and storage temperature excursions are evaluated on a case basis using available shipping qualification protocols and stability data.

                                   EXHIBIT VI
                     BATCH NUMBERING AND EXPIRY DATE SYSTEM


LOT NUMBERS FOR MARKETED DRUG PRODUCT ARE ISSUED BY MILLENNIUM QUALITY ASSURANCE. THE MILLENNIUM DRUG PRODUCT LOT NUMBER IS COMPRISED OF SIX CHARACTERS AS FOLLOWS:

EXAMPLE: ZD123A1

WHERE:

Z = AN ALPHA CODE FOR THE YEAR OF MANUFACTURE.

                           Y = 2004
                           Z = 2005
                           A = 2006
                           B = 2007

D = AN ALPHA CODE FOR THE PRODUCT FAMILY.

                           D = INTEGRILIN(R) (eptifibatide) InjectioN

123 = A 3-DIGIT SEQUENTIALLY ASSIGNED NUMBER.

SEQUENTIAL NUMBERS BEGIN AT 001 AT THE BEGINNING OF EACH CALENDAR YEAR.

A = an alpha code for fill configuration.

1 = a numeric packaging code.


EXPIRATION DATING IS PROVIDED IN A MONTH / YEAR FORMAT. THE EXPIRATION REPRESENTS THE LAST DAY OF THE INDICATED MONTH.

                                   EXHIBIT VII
                              SPECIAL REQUIREMENTS

None.

                                  EXHIBIT VIII
                                 QUALITY CONTACT


SCHERING PLOUGH

Name              Mairead Goetz
Title             Director, Schering Plough NJ Quality Assurance
Address           2000 Galloping Hill Road
Phone #           908-298-7032
Fax#              908-298-7093




MILLENNIUM

Name              Ken Canning
Title             Director, Commercial Quality Assurance
Address           40 Landsdowne Street, Cambridge, MA 02139
Phone #           617-444-2437
Fax #             617-551-8740